UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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GRANITE CONSTRUCTION, INCORPORATED

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GRANITE CONSTRUCTION INCORPORATED

585 West Beach Street
Watsonville, California 95076

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 24, 2004

      NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation, will be held on May 24, 2004 at 10:30 a.m. local time, at the Embassy Suites, 1441 Canyon Del Rey, Seaside, California 93955 for the following purposes:

1.	To elect three directors for the ensuing three-year term;

2.	To approve Granite’s 1999 Equity Incentive Plan, as amended and restated, in order to (1) extend the term of the Plan for an additional ten years ending May 24, 2014; (2) increase by 500,000 the number of shares of Common Stock authorized for issuance under the Plan; (3) authorize the issuance of restricted stock units and (4) modify the material terms of performance goals in order to preserve our ability to deduct in full certain performance-based awards under Section 162(m) of the Internal Revenue Code.

3.	To vote on a stockholder proposal, if properly presented at the meeting, requiring an independent director who has not served as Chief Executive Officer of Granite to serve as Granite’s Chairman of the Board;

4.	To ratify the appointment by the Audit/ Compliance Committee of PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ending December 31, 2004; and

5.	To transact such other business as may properly come before the meeting.

      Stockholders of record at the close of business on March 26, 2004 are entitled to notice of, and to vote at, this meeting and any continuations or adjournments thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relative to the meeting during ordinary business hours at the Granite’s headquarters located at 585 West Beach Street, Watsonville, CA 95076.

      Whether or not you plan to attend the meeting, we urge you to sign, date and return the enclosed proxy card in the enclosed postage-paid envelope so that as many shares as possible may be represented at the meeting.

      The vote of every stockholder is important, and your cooperation in promptly returning your executed proxy card will be appreciated. Each proxy card is revocable and will not affect your right to vote in person in the event that you decide to attend the meeting.

By Order of the Board of Directors,

Michael Futch
Vice President, General Counsel and Secretary

Watsonville, California

April 19, 2004

GRANITE CONSTRUCTION INCORPORATED

585 West Beach Street
Watsonville, California 95076

PROXY STATEMENT

2004 ANNUAL MEETING OF STOCKHOLDERS

      This proxy statement is furnished in connection with the solicitation by the management of GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation, of proxies for use at the annual meeting of stockholders to be held on May 24, 2004, or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. This proxy statement and accompanying proxy cards are first being sent to stockholders on approximately April 19, 2004.

SOLICITATION OF PROXIES

      The cost of the solicitation of proxies will be borne by Granite. In addition to soliciting stockholders by mail through our employees, we will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who hold our stock registered in the name of such persons and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies personally or by telephone, without additional compensation. In addition, Granite has retained the Altman Group, Inc., a proxy solicitation firm, to assist in the solicitation of proxies. Pursuant to the agreement with Altman, Altman will provide various proxy advisory and solicitation services for Granite at the cost of $7,000 plus out of pocket expenses.

VOTING RIGHTS

      All shares represented by valid proxy cards received prior to the meeting will be voted and, where a stockholder specifies a choice on the proxy card with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. If no instructions are given on an executed proxy card, the shares will be voted in accordance with the recommendations of the Board. The Board’s recommendations are set forth along with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	For election of all directors;

•	For amending the Granite Construction Incorporated 1999 Equity Incentive Plan;

•	For ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditor for the fiscal year ending December 31, 2004; and

•	Against approval of the stockholder proposal requiring an independent director who has not served as Chief Executive Officer of Granite to serve as Granite’s Chairman of the Board.

      With respect to any other proposal that may properly come before the annual meeting, including a motion to adjourn the annual meeting to another time or place (including for the purpose of soliciting additional proxies), the shares will be voted in the discretion of the proxies. A stockholder who signs and returns a proxy card in proper form will have the power to revoke it at any time before it is voted. A proxy may be revoked by filing with our Secretary a written revocation or a duly executed proxy card bearing a later date, or by appearing at the meeting and voting in person. Our Bylaws provide that a majority of the shares entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and shares held by brokers that are present but not voted because the brokers are prohibited from exercising discretionary voting authority, i.e., “broker non-votes,” will each be counted as present for purposes of determining the presence of a quorum.

      The voting securities entitled to vote at the meeting consist of shares of our common stock. Only stockholders of record at the close of business on March 26, 2004 are entitled to notice of, and to vote at, the annual meeting. On March 26, 2004, there were 41,428,280 shares of common stock issued and outstanding. Each stockholder shall have one vote for every share of common stock registered in his or her name on the record date for the meeting.

      Pursuant to our Bylaws and policies, in advance of the annual meeting of stockholders, management will appoint an independent Inspector of Elections to supervise the voting of shares at the annual meeting. The Inspector will decide all questions respecting the qualification of voters, the validity of proxy cards and the acceptance or rejection of votes. The Inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to faithfully execute the duties of Inspector with strict impartiality and according to the best of his or her ability.

      The election of directors shall be determined by a plurality of votes cast, and except as otherwise provided by law or our Certificate of Incorporation or Bylaws, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

ELECTION OF DIRECTORS

      Our Board of Directors currently consists of eleven directors. Directors are elected for three-year terms and are divided into three classes, with one class elected at each annual meeting of stockholders.

      At the meeting three directors are to be elected for the ensuing three-year term and until their successors are elected and qualified. The nominees are Rebecca A. McDonald, George B. Searle and William G. Dorey. Ms. McDonald and Mr. Searle have served on the Board since 1995 and 1998, respectively. Mr. Dorey was elected to the Board at the January 22, 2004 Board Meeting and is seeking election by the stockholders for the first time.

      The Board of Directors recommends a vote “FOR” each of the nominees named above.

      If elected, each nominee will hold office until his/her term expires or until his/her successor is elected and qualified unless he/she resigns or his/her office becomes vacant by death, removal, or other cause in accordance with our Bylaws.

      It is intended that votes pursuant to the proxy cards will be cast for the named nominees. The persons named in the accompanying forms of proxy card will vote the shares represented thereby for the nominees. Management knows of no reason why any of these nominees should be unable or unwilling to serve. However, if any nominee(s) should for any reason be unable or unwilling to serve, the proxy cards will be voted for the election of such other person(s) recommended by the Board for director in the place of such nominee(s).

      If a quorum is present, the three nominees receiving the highest number of votes will be elected for the ensuing three-year term. Abstentions and broker non-votes, will be counted as present in determining if a quorum is present, but will have no effect on the outcome of the vote.

      Certain information with respect to the age and background of the nominees and the other current directors is set forth below:

				-

Director Nominees	Position	Age	Director Since
William G. Dorey	President, Chief Executive Officer & Director	59	Director since 2004; term ends 2004
Rebecca A. McDonald	Director	51	Director since 1994; term ends 2004.
George B. Searle	Director	71	Director since 1998; term ends 2004.

Directors Whose Terms End in 2005
David H. Watts	Chairman of the Board	65	Director since 1988; term ends 2005.
Joseph J. Barclay	Director	71	Director since 1988; term ends 2005.
J. Fernando Niebla	Director	64	Director since 1999; term ends 2005.

Directors Whose Terms End in 2006
Linda Griego	Director	56	Director since 1999; term ends 2006.
Raymond E. Miles	Director	71	Director since 1988; term ends 2006.
David H. Kelsey	Director	53	Director since 2003; term ends 2006.

      Granite Construction Incorporated was incorporated in Delaware in January 1990 as the holding company for Granite Construction Company, which was incorporated in California in 1922. All dates in this proxy statement referring to service with Granite include periods of service with Granite Construction Company.

Nominees

      Mr. Dorey has been an employee of Granite since 1968 and has served in various capacities, including director since January 22, 2004, President and Chief Executive Officer since January 1, 2004, President and Chief Operating Officer from February 2003 to January 21, 2004, Executive Vice President and Chief Operating Officer from 1998 to February 2003, Senior Vice President and Manager, Branch Division from 1987 to 1998, and Vice President and Assistant Manager, Branch Division from 1983 to 1987. Mr. Dorey is also a director of Wilder Construction Company and served as a director of TIC Holdings, Inc. from 1997 to 2002. He received a B.S. degree in Construction Engineering from Arizona State University in 1967.

      Ms. McDonald has served as President, Gas and Power, BHP Billiton since March 29, 2004. She was formerly the President of the Houston Museum of Natural Science, a position she assumed in October 2001. Prior to joining the museum, she was the Chairman and Chief Executive Officer of Enron Global Assets between February 1999 and May 2001. She currently serves as a director of Eagle Global Logistics, Trammell Crow Corporation and Noble Energy, Inc. Ms. McDonald holds a B.S. degree in Education from Stephen F. Austin State University.

      Mr. Searle has served as President of Searle Associates, Inc., consultants to the construction industry, since May 1996. He was formerly President and Chief Executive Officer of IA Construction Co. of Concordville, Pennsylvania, a leading construction company in the Northeast. Mr. Searle serves as a director of Barriere Construction Co., L.L.C. and Elwyn Inc. He holds a B.A. degree in Mathematics from Harvard University.

Continuing Directors

      Mr. Watts has served as our Chairman of the Board since May 24, 1999. He also served as our Chief Executive Officer from 1987 to December 31, 2003 and as our President from 1987 to January 31, 2003. Mr. Watts was formerly President and Chief Executive Officer and a director of Ford, Bacon & Davis, Inc., an industrial engineering and construction firm. Mr. Watts currently serves as a director of TIC Holdings, Inc., the California Chamber of Commerce, of which he is a past Chair, the Monterey County Symphony, the Monterey Bay Area Council of the Boy Scouts of America, the Community Hospital of Monterey Peninsula, the California Business Roundtable, and the President’s Council, California State University, Monterey Bay. He holds a B.A. degree in Economics from Cornell University.

      Mr. Barclay formerly held positions as Chairman, President, and Chief Executive Officer and was a director of Cascade Corporation, a manufacturer of materials handling equipment, between 1972 and 1998. He is currently a director of Columbia Machine, Inc. and Precision Hydraulic Cylinders, Inc. Mr. Barclay holds a B.S. degree in Industrial Engineering from Illinois Institute of Technology.

      Ms. Griego has served as President and Chief Executive Officer of Griego Enterprises, Inc. since 1985 and is also Managing General Partner of Engine Co. No. 28, a restaurant that she founded in 1988. From July 1999 until January 2000, Ms. Griego served as interim President and Chief Executive Officer of the Los Angeles Community Development Bank, a $430 million federally funded community bank. From 1994 until 1997, she served as President and Chief Executive Officer of Rebuild LA, Inc., an economic development corporation. Ms. Griego is currently a director of Blockbuster, Inc. and Southwest Water Company. She also serves as a Los Angeles branch director of the Federal Reserve Bank of San Francisco. She holds a B.A. degree in History from the University of California, Los Angeles.

      Mr. Kelsey has served as Senior Vice President and Chief Financial Officer of Sealed Air Corporation, an S&P 500 manufacturer of specialty packaging for food and other protective applications, since December 2003 and served as Vice President and Chief Financial Officer between January 2002 and December 2003. From 1998 to 2001, he served as Vice President and Chief Financial Officer of Oglebay Norton Company, a Russell 3000 company in the industrial mineral and aggregates industry, and from 1994 through 1998, Mr. Kelsey served as Executive Vice President and Chief Financial Officer of Host Communications, Inc., a sports marketing and media syndication company. Mr. Kelsey holds a B.S.E. degree in Civil and Geological Engineering from Princeton University and an M.B.A. degree from Harvard University Graduate School of Business.

      Dr. Miles is Professor Emeritus at, the Walter A. Haas School of Business at the University of California, Berkeley, where he served as Dean from 1983 to 1990 and has been a member of the faculty since 1963. Dr. Miles is a former director of the Union Bank of California. He holds B.A. and M.B.A. degrees from the University of North Texas and a Ph.D. in Organizational Behavior and Industrial Relations from Stanford University.

      Mr. Niebla has served as President of International Technology Partners L.L.C., an information technology services company based in Orange County, California since August 1998. Mr. Niebla is a director of Union Bank of California and Pacific Life Corp. He holds a B.S. degree in Electrical Engineering from the University of Arizona and an M.S. QBA from the University of Southern California.

      Other than Mr. Dorey, our President and Chief Executive Officer, and Mr. Watts, our former President and Chief Executive Officer, all members of our Board of Directros are independent, as determined in accordance with the listing standards of the New York Stock Exchange.

Retiring Directors

      Brian C. Kelly was elected to his present term in 2001. His term will expire at this year’s annual meeting. The Board of Directors’ retirement policy provides that a director may continue to serve as a director until the end of the term of office in which the director reaches his or her 72nd birthday. Accordingly, Mr. Kelly will retire from the Board at this year’s annual meeting.

      Although, pursuant to Granite’s retirement policy, Richard M. Brooks’ service on the Board would have concluded in 2003, the Board approved an amendment to its retirement policy that allowed Mr. Brooks to stand for election for an additional term with the expectation that Mr. Brooks would resign from the Board no later than May 2004. Mr. Brooks’ extensive financial and accounting experience provided continuity of financial expertise and leadership on the Board while David H. Kelsey transitioned into the role of Audit/

Compliance Committee member and financial expert over the past year. Mr. Brooks has tendered his resignation from the Board, effective as of the conclusion of this year’s annual meeting.

Code of Conduct

      Granite has a Code of Conduct that is applicable to all Granite employees, including the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer and all Directors. The Code of Conduct is attached as Exhibit 1 and is also available on Granite’s website at www.graniteconstruction.com at the “About Us” site under “Core Values”. Granite intends to post amendments to its Code of Conduct at this location on its website. Upon request, a copy of the Code of Conduct may also be obtained, without charge, by contacting Granite’s Human Resources Department at (831) 724-1011.

COMMITTEES OF THE BOARD

      The standing committees of the Board of Directors are the Audit/ Compliance Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, the Strategic Planning Committee, and the Executive Committee.

      Audit/ Compliance Committee

Richard M. Brooks, Chairman
Joseph J. Barclay
David H. Kelsey
Rebecca A. McDonald
George B. Searle

      For a description of the functions and activities of the Audit/ Compliance Committee, see “Report of the Audit/ Compliance Committee” and the Audit/ Compliance Committee Charter. The Audit/ Compliance Committee consists entirely of directors who meet the independence requirements of the rules and regulations of the SEC and the listing standards of the New York Stock Exchange as applicable to audit committee members. Mr. Kelsey and Mr. Brooks are qualified as the Audit/ Compliance Committee’s financial experts within the meaning of the rules and regulations of the SEC, and the Board has determined that all members of the Committee are financially literate as required by the listing standards of the New York Stock Exchange. The Board has adopted the revised written charter for the Audit/ Compliance Committee, which is attached hereto as Appendix A and is available on Granite’s website (see “Granite Website” below). The Audit/ Compliance Committee held 17 meetings in 2003.

Compensation Committee

Joseph J. Barclay, Chairman
Richard M. Brooks
Brian C. Kelly
George B. Searle

      The Compensation Committee reviews and recommends compensation for our directors, corporate officers and key employees. In addition, the Compensation Committee administers the 1999 Equity Incentive Plan with respect to persons subject to Section 16 of the Securities Exchange Act of 1934. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, the Plan will be administered only by the Compensation Committee, which consists of at least two “outside directors” within the meaning of Section 162(m). The Compensation Committee consists entirely of directors who meet the independence requirements of the listing standards of the New York Stock Exchange. For additional information concerning the Compensation Committee, see the Compensation Committee Charter on Granite’s website (see “Granite Website” below) and the “Report of the Compensation Committee” contained within this proxy statement. The Compensation Committee held three (3) meetings in 2003.

Nominating and Corporate Governance Committee

Raymond E. Miles, Chairman
Linda Griego
Brian C. Kelly
J. Fernando Niebla

      The Nominating and Corporate Governance Committee recommends and nominates persons to serve on the Board of Directors. The Committee will consider nominees to the Board recommended by stockholders as long as the stockholder gives timely notice in writing of his or her intent to nominate a director. To be timely, a stockholder nomination for a director to be elected at the 2005 annual meeting must be received at Granite’s principal office on or before December 20, 2004. The Committee’s policy with regard to the consideration of any director candidates, including candidates recommended by stockholders, is discussed in more detail below under the heading “Nominations to the Board” and is available on Granite’s website (see “Granite Website” below). The Committee also develops and recommends to the Board corporate governance principles and practices and is responsible for leading an annual review of the Board’s performance. The Nominating and Corporate Governance Committee consists entirely of directors who meet the independence requirements of the listing standards of the New York Stock Exchange. The Nominating and Corporate Governance Committee held five (5) meetings in 2003.

Strategic Planning Committee

Brian C. Kelly, Chairman
Rebecca A. McDonald
George B. Searle
David H. Watts

      The function of the Strategic Planning Committee is to develop, in conjunction with management, our Strategic Plan and to provide overall strategic planning direction. The Strategic Planning Committee held one (1) meeting in 2003.

Executive Committee

David H. Watts, Chairman
Joseph J. Barclay
Brian C. Kelly

      The Executive Committee’s responsibility is to exercise all powers and authority of the Board of Directors in the management of Granite’s business affairs within limits specified by the Board. The Committee reviews and approves specific decisions as established by the current “Limits of Authority” schedule. It may exercise the power and authority of the Board of Directors to declare a dividend, authorize the issuance of stock or adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law. Members of the Executive Committee do not receive any meeting fees or other compensation for their service on the Committee.

DIRECTOR ATTENDANCE

      During 2003, the Board of Directors held six (6) meetings. All directors attended at least 75% of the total number of meetings of the Board or any committee on which they served. Directors are expected to attend the annual meeting of stockholders absent irreconcilable conflicts. The Annual Meeting Attendance Policy can be found as part of Granite’s Board of Directors Corporate Governance Guidelines and Policies on Granite’s website (see “Granite Website” below). All directors attended Granite’s 2003 annual meeting of stockholders.

PRESIDING DIRECTOR

      At each regularly scheduled meeting, the Board holds an executive session, without the presence of management. In March 2004, the Board created a new position of Presiding Director and elected Dr. Raymond E. Miles, Chairman of the Nominating and Corporate Governance Committee, to the position.

The Presiding Director presides over executive sessions of the Board and over all meetings at which the Chairman of the Board is not present. In addition, the Presiding Director serves as a liaison between the Chairman and the Board and discusses and approves the structure and content of the Board agenda. The position rotates on an annual basis among the various independent Board members.

BOARD OF DIRECTORS’ NOMINATION POLICY

Evaluation Criteria And Procedures

      Members of the Board of Directors of Granite Construction Incorporated are divided into three classes and are nominated for election for three-year terms. The Board, its members, its committee structure and performance and its overall governance performance are continuously reviewed. Included in this review is a careful evaluation of the mix of skills and experience of Board members weighed against the Company’s current and emerging operating and strategic challenges and opportunities. These evaluations are made on the basis of observations and interviews with management and with Board members conducted annually by the Nominating and Corporate Governance Committee, with the assistance of an outside executive search firm. The activities of the executive search firm are coordinated by the Director of Human Resources.

      Current Board members whose performance, capabilities, and experience meet the Company’s expectations and needs are nominated for reelection in the year of their term’s completion. In accordance with the Company’s Corporate Governance Guidelines, Board members are not re-nominated after they reach their 72nd birthday.

      Each member of the Board of Directors must meet a set of core criteria, referred to as the “three C’s”: Character, Capability, and Commitment. Granite was founded by persons of outstanding character, and it is the intention of the Company to ensure that it continues to be governed by persons of high integrity and worthy of the trust of its stockholders. Further, the Company intends to recruit and select persons whose capabilities, including their educational background, their work and life experiences, and their demonstrated records of performance will ensure that Granite’s Board will have the balance of expertise and judgment required for its long-term performance and growth. Finally, the Company will recruit and select only those persons who demonstrate that they have the commitment to devote the time, energy, and effort required to guarantee that the Company will have the highest possible level of leadership and governance.

      In addition to the three C’s the Board recruitment and selection process assures that the Board composition meets all of the relevant standards for independence and specific expertise. For each new recruitment process, a set of specific criteria is determined by the Nominating and Corporate Governance Committee with the assistance of the executive search firm and the Chairman of the Board, utilizing the interview process noted above. These criteria may specify, for example, the type of industry or geographic experience that would be useful to maintain and improve the balance of skills and knowledge on the Board. After the search criteria are established, the executive search firm utilizes its professional skills and its data sources and contacts, including current Company Board members and officers, to seek appropriate candidates. The credentials of a set of qualified candidates provided by the search process are submitted for review by the Nominating and Corporate Governance Committee, the Chairman of the Board and senior officers. Based on this review, the Nominating and Corporate Governance Committee invites the top candidates for personal interviews with the Committee and the Company’s executive management team.

      Normally, the search, review, and interview process results in a single nominee to fill a specific vacancy. However, a given search may be aimed at producing more than one nominee and the search for a single nominee may result in two candidates of such capability and character that both might be nominated, with term classes restructured following additional vacancies.

      It is the Company’s intention that this search and nomination process consider qualified candidates referred by a wide variety of sources, including all of the Company’s constituents — its customers, employees, stockholders, and members of the communities in which it operates. The search firm will include all referrals in its screening process and bring qualified candidates to the attention of the Nominating and Corporate

Governance Committee. The Nominating and Corporate Governance Committee is responsible for assuring that all relevant sources of potential candidates have been canvassed.

Stockholder Recommendation and Direct Nomination of Board Candidates

      Consistent with the bylaws, and the Nominating and Corporate Governance Committee Charter, the Company will review and consider for nomination any candidate for membership to the Board recommended by a stockholder of the Company, in accordance with the evaluation criteria and selection process described above. Stockholders wishing to recommend a candidate for consideration in connection with an election at a specific annual meeting should notify the Company well in advance of the meeting date to allow adequate time for the review process and preparation of the proxy statement, and in no event later than the date specified below with respect to direct nominations.

      In addition, the Company’s bylaws provide that any stockholder entitled to vote in the election of Directors may directly nominate a candidate or candidates for election at a meeting provided that timely notice of his or her intention to make such nomination is given. To be timely, a stockholder nomination for a Director to be elected at an annual meeting must be received by the Company not less than 120 days in advance of the date that the proxy statement for the previous year’s annual meeting was released to stockholders and must contain the information specified in the bylaws.

STOCKHOLDER COMMUNICATION TO THE BOARD

      Any stockholder may communicate directly to the Presiding Director and the Board of Directors. The process for communicating to the Board of Directors is described in the Stockholder Communication to the Board of Directors Policy and can be found on Granite’s website (see “Granite Website” below).

GRANITE WEBSITE

      The following charters and policies can be found on Granite’s website at the Corporate Governance site under Investor Relations at www.graniteconstruction.com: the Audit/ Compliance Committee Charter, the Nominating and Corporate Governance Committee Charter, the Compensation Committee Charter, the Corporate Governance Guidelines and Policies, the Board of Directors’ Nomination Policy and the Stockholder Communication to the Board Policy. Copies are also available in print upon request by any stockholder.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Compensation of Executive Officers

      The following table sets forth a summary of compensation of our Chief Executive Officer and our four other most highly compensated executive officers for the years ended December 31, 2001, 2002 and 2003:

Summary Compensation Table

				Long Term
		Annual Compensation (1)		Compensation
				Awards
					All Other
				Restricted Stock	Compen-
		Salary	Bonus(2)	Awards (3)	sation (4)
Name and Principal Position	Year	($)	($)	($)	($)
David H. Watts(5)	2003	360,000	855,264	-	51,209
Chairman of the Board and	2002	360,000	927,038	-	46,104
Chief Executive Officer	2001	360,000	1,080,000	-	123,208

William G. Dorey(5)	2003	240,000	240,000	330,176	43,429
President and Chief Operating	2002	240,000	240,000	365,316	44,852
Officer	2001	240,000	240,000	480,011	46,623

Mark E. Boitano(6)	2003	200,000	280,000	250,058	50,745
Executive Vice President and	2002	200,000	280,000	296,362	47,383
Manager, Branch Division	2001	200,000	280,000	319,999	46,623

Patrick M. Costanzo	2003	200,000	433,675	-	44,919
Senior Vice President and Manager,	2002	200,000	515,615	-	43,061
Heavy Construction Division	2001	200,000	528,373	-	80,448

William E. Barton	2003	210,000	168,000	173,342	50,745
Senior Vice President and Chief	2002	210,000	168,000	185,815	47,344
Financial Officer	2001	210,000	168,000	251,997	46,623

(1)	For the year ended December 31, 2003, compensation deferred at the election of the officer under the Key Management Deferred Compensation Plan for Messrs. Watts, Dorey, Boitano, Costanzo and Barton was $824,312; $150,000; $7,000; $411,159 and $7,000, respectively. For the year ended December 31, 2002, such deferred compensation amounted to $900,897; $225,669; $7,000; $492,214 and $7,000, respectively, while for the year ended December 31, 2001, such deferred compensation was $1,049,644; $226,599; $6,000; $506,180 and $7,000, respectively.

(2)	Amounts include cash bonuses earned in the current year but paid in the following year. Amounts do not include cash bonuses paid in the current year but earned in the previous year.

(3)	The amount of awards for each year is based on the closing price of our common stock on the grant date multiplied by the number of shares awarded for the year. Such awards are earned in the current year but issued as stock in the following year. The aggregate number of restricted shares outstanding at December 31, 2003 for Messrs. Watts, Dorey, Boitano, Costanzo and Barton were: none; 70,094; 82,608; none; and 35,977, respectively, with an aggregate market value for those same officers of none; $1,646,508; $1,940,462; none; and $845,100, respectively, based on a closing price of $23.49 at December 31, 2003. The number of shares and values for each officer at December 31, 2003 exclude the shares issued in March 2004 for services performed in 2003, which appear in the table as 2003 compensation. Dividends are paid on restricted shares on the same basis as all other outstanding shares.

In 1999, restricted stock agreements were amended to change the vesting for all participants who had attained retirement age as defined by the Plan to conform to the requirements under the Internal Revenue Code Section 83. As a result of these amendments, Messrs. Watts’ and Costanzo’s shares were 100% vested in 2000, and they did not earn restricted stock for the years ended December 31, 2003, 2002

Footnotes continued from previous page

or 2001. The following tables show the total number of shares awarded Messrs. Dorey, Boitano and Barton in grant years 2003, 2002 and 2001 and the vesting schedules for those shares.

     WILLIAM G. DOREY

	Total
Grant	Shares	2002	2003	2004	2005	2006	2007
Date	Awarded	Vesting	Vesting	Vesting	Vesting	Vesting	Vesting

2003	23,569	-	-	4,714	4,714	14,141	-
2002	19,934	-	3,987	3,987	3,987	7,973	-
2001	24,880	4,976	4,975	4,975	9,954	-	-

Totals	68,383	4,976	8,962	13,676	18,655	22,114	-

     MARK E. BOITANO

	Total
Grant	Shares	2002	2003	2004	2005	2006	2007
Date	Awarded	Vesting	Vesting	Vesting	Vesting	Vesting	Vesting

2003	19,120	-	-	4,398	3,250	3,824	7,648
2002	13,289	-	-	5,714	2,259	5,316	-
2001	16,587	-	-	9,786	6,801	-	-

Totals	48,996	-	-	19,898	12,310	9,140	7,648

     WILLIAM E. BARTON

	Total
Grant	Shares	2002	2003	2004	2005	2006	2007
Date	Awarded	Vesting	Vesting	Vesting	Vesting	Vesting	Vesting

2003	11,988	-	-	2,398	2,398	7,192	-
2002	10,465	-	2,093	2,093	2,093	4,186	-
2001	13,062	2,613	2,613	2,613	5,223	-	-

Totals	35,515	2,613	4,706	7,104	9,714	11,378	-

(4)	Amounts represent Granite’s contributions to the Employee Stock Ownership Plan and to the Profit Sharing and 401(K) Plan that were earned during the current year, of which a portion was allocated in the following year. For the year ended December 31, 2003, contributions deferred at the election of the officer under the Key Management Deferred Compensation Plan for Messrs. Watts, Dorey, Boitano, Costanzo and Barton were: $14,586; $11,451; $14,586; $12,069 and $14,586, respectively. For the year ended December 31, 2002 such deferred contributions amounted to $12,023; $10,021; $12,023; $10,286 and $12,023, respectively, while for the year ended December 31, 2001 such deferred contributions were $12,291; $12,291; $12,291; $12,291 and $12,291, respectively.

(5)	In January 2004, Mr. Dorey became Chief Executive Officer upon Mr. Watts’ retirement, retaining the title of President. Mr. Watts is currently Chairman of the Board of Directors, in a non-executive capacity.

(6)	Mr. Boitano was promoted to the additional position of Chief Operating Officer in January 2004. Beginning with the year ended December 31, 2000, Mr. Boitano participated in a bonus banking system whereby the calculated commission, based on the Branch Division operating results, that was in excess of his allowed annual commission would be banked for future distribution either in a year when the calculated commission falls below his allowed maximum or upon retirement. This provision of the Branch Division Plan was discontinued beginning for the 2003 Plan year. At December 31, 2003, Mr. Boitano’s remaining bonus bank balance to distribute was $62,277.

(7)	Certain historical amounts have been restated to conform to the current year presentation.

Report of the Compensation Committee

      Messrs. Barclay, Brooks, Kelly and Searle served as members of the Compensation Committee during 2003. All Committee members are directors who meet the independence requirements of the listing standards of the New York Stock Exchange. Mr. Barclay served as the Chair of the Committee.

      The Compensation Committee is responsible for formulating our Board and executive compensation policy. The Committee reviews, adopts and administers incentive compensation plans applicable to executive officers and other senior management personnel, with the objective of providing both competitive and appropriate levels of compensation.

      The Committee believes that a substantial portion of the annual compensation of each executive should be directly related to Granite’s performance. In addition, compensation should link the long-term interests of executives and shareholders and should encourage career service by including stock ownership as an integral part of the compensation package.

      Granite’s compensation package includes salary and annual incentive compensation consisting of bonuses payable in cash and/or restricted stock. Following a review of officer salaries, the Compensation Committee recommended no changes in executive officer salaries in 2003, leaving the salary of our Chief Executive Officer, David H. Watts, at $360,000.

      The Committee continued the Return on Net Assets (RONA)-based compensation plan in 2003 for corporate officers and middle managers. The Committee believes that using RONA as the key performance factor ties earnings performance to our asset growth and asset utilization, compared with the cost of capital, and that RONA is a superior measure of performance in an asset-heavy business. For the Branch and Heavy Construction Division officers, the Committee assigned performance measures both at the Corporate and Division levels. Thirty percent of their incentive compensation was determined in 2003 by Corporate RONA, while 70% of their incentive compensation was based on the profitability of their respective Divisions.

      The 1999 Equity Incentive Plan is designed so that when bonuses exceed a predetermined cap on total annual cash compensation, the amount in excess of the cap is converted into long-term compensation in the form of restricted stock. Restricted stock limits have also been established by the Committee to fix total compensation limits at appropriate levels. The Committee determined the appropriate participation of officers as well as the performance threshold, cash caps, and restricted stock limits for all officers in 2003. Mr. Watts’ cash limit was set in 2000, and continued in 2003, at $720,000 with a total compensation limit at $1,440,000.

      Due to provisions in Granite’s 1999 Equity Incentive Plan, which fully vests participants at age 62, Mr. Watts elected to receive cash in lieu of common stock as part of his 2003 performance incentive, which will be held in Mr. Watts’ Non-Qualified Deferred Compensation account for five years and will pay a return equal to the stock value. The Compensation Committee endorsed this handling of the stock portion of the incentive plan as it was consistent with IRS regulations and continues to place the amount awarded at risk based on changes in shareholder value.

      The Committee commissioned the services of an independent compensation consultant to analyze the compensation levels of senior executives with similar responsibilities in comparable companies. Using three-factor regression analysis based on revenue autonomy and levels from the parent CEO, the consultants developed a predicted base and a predicted total compensation for Granite’s CEO and its general managers. The analysis was drawn from comparison with six similar heavy civil construction companies as well as 25 privately held related construction companies and 14 publicly-held related construction companies.

      Based on this analysis, the Committee believes Mr. Watts’ compensation for the year ended December 31, 2003 appropriately reflects Granite’s RONA performance objectives and was in the general range of compensation for chief executive officers with like responsibilities in comparable companies achieving similar financial results.

      Section 162(m) of the Internal Revenue Code restricts deductibility of executive compensation paid to Granite’s chief executive officer and each of the four other most highly compensated executive officers holding office at the end of any year to the extent such compensation exceeds $1,000,000 for any of such officers in any year and does not qualify for an exception under Section 162(m) or related regulations. The Committee’s policy is to qualify its executive compensation for deductibility under applicable tax laws to the extent practicable.

Members of the Compensation Committee:

Joseph J. Barclay	Brian C. Kelly
Richard M. Brooks	George B. Searle

Compensation of Directors

      In 2003, non-employee directors were generally entitled to an annual retainer of $50,000, payable quarterly, for serving on the Board and were entitled to a fee of $1,000 for each Board of Directors’ meeting they attended in person or $750 for each Board meeting attended by telephone. In addition, for committee meetings not held in conjunction with a regular Board meeting (except that no fees are paid for attendance of Executive Committee meetings), non-employee directors were entitled to a fee of $750 for each meeting of a committee of the Board of Directors they attended in person or $500 for each committee meeting attended by telephone. For each meeting of a committee of the Board of Directors held in conjunction with a regular Board meeting, non-employee directors were entitled to a fee of $600 if they attended in person and $500 if they attended by telephone (excluding Executive Committee meetings, for which no fee is paid). The Chairman of each committee of the Board of Directors received an additional $3,000 annual retainer (payable quarterly) (excluding Executive Committee meetings). Audit committee members received an additional $1,000, payable quarterly.

      The 1999 Equity Incentive Plan provides that each non-employee director must elect to receive all or a portion equal to at least 50% of the value of all compensation for services as a director in the form of a stock-based director fee award in lieu of receipt of cash. Each non-employee director must elect, generally prior to the start of the applicable calendar year, to receive director fee awards during such year in the form of either an Option Payment or a Stock Units Payment. Option Payments and Stock Unit Payments are granted automatically on the last day of each calendar quarter during the year to which the election pertains.

      A director electing to receive an Option Payment will be granted a non-statutory stock option for a number of shares of common stock determined by dividing the Elected Quarterly Compensation by an amount equal to 50% of the average closing price of a share of our common stock on the New York Stock Exchange on the ten trading days preceding the date of grant and having an exercise price per share equal to 50% of such average closing price.

      A director electing to receive a Stock Units Payment will be granted an award for a number of stock units determined by dividing the Elected Quarterly Compensation by an amount equal to the average closing price of a share of our common stock on the New York Stock Exchange on the ten trading days preceding the date of grant. A stock unit is an unfunded bookkeeping entry representing a right to receive one share of our common stock in accordance with the terms and conditions of the Stock Units Award. Non-employee directors are not required to pay any additional cash consideration in connection with the settlement of the Stock Units Award.

      Retired “directors” must exchange their options within three (3) years following their retirement, not to exceed the 10-year life of the options.

Employment Agreements and Change of Control Arrangements

      Granite is a party to employment agreements with William E. Barton, Mark E. Boitano, Patrick M. Costanzo, William G. Dorey, and David H. Watts. These agreements provide that if the individual’s employment with Granite Construction Incorporated is terminated for certain reasons within two and one-half years after a “change in control” of Granite Construction Incorporated, the individual will be entitled to receive payments of up to three times the average gross annual compensation paid to the individual over the five years prior to the “change in control.” A “change in control” is defined as (i) a merger, consolidation or acquisition of Granite Construction Incorporated where the stockholders of Granite Construction Incorporated do not retain a majority interest in the surviving or acquiring corporation; (ii) the transfer of substantially all of our assets to a corporation not controlled by Granite Construction Incorporated or its stockholders; or (iii) the transfer to affiliated persons of more than 30% of the voting stock of Granite Construction Incorporated, leading to a change of a majority of the members of the Board of Directors.

      Also in the event of a “change in control,” options and grants of restricted stock awarded under the 1990 Omnibus Stock and Incentive Plan and the 1999 Equity Incentive Plan are affected. These plans provide that the surviving successor, or acquiring corporation shall either assume outstanding options and restricted stock awards or substitute new options and restricted stock awards having an equivalent value. In the event that does not occur, our Board of Directors shall provide that any option and/or restricted stock awards otherwise unexercisable and/or unvested shall be immediately exercisable and vested in full. The plans further provide that if such newly exercisable options have not been exercised as of the date of the change in control, they shall terminate effective as of the date of the change in control.

Compensation Committee Interlocks and Insider Participation

      None of the members of the Compensation Committee as of the date of this proxy statement is or has been an officer of Granite, nor is any member currently an employee of Granite. Director Kelly’s son, Patrick Kelly, is an operations manager for Granite. He received $105,833 in salary, $53,741 in commissions and other compensation totaling $81,020 (including Profit Sharing cash bonus, vested restricted stock, vehicle benefit and restricted stock dividend) during fiscal year 2003. Director Searle’s son, George G. Searle, is an area manager with Granite’s subsidiary, Granite Halmar Construction Company, Inc. During fiscal year 2003, he received $139,999 in salary and a Profit Sharing cash bonus of $7,125.

Performance Graph

      Set forth below is a line graph comparing the annual percentage change in the cumulative total return on our common stock with the cumulative total return of the S&P 500 and the Dow Jones Heavy Construction Industry Index (Dycom Industries Inc., EMCOR Group Inc., Fluor Corp., Granite Construction Incorporated, Insituform Technologies Inc., Jacobs Engineering Group Inc.) for the period commencing on December 31, 1998, and ending on December 31, 2003.

      The graph assumes $100 invested on December 31, 1998 in our common stock at $33.56(1) per share, and in the S&P 500 Index, and Dow Jones Construction Industry Index. The Total Return also assumes reinvestment of dividends.

Comparison of 5-Year Cumulative Total Return(2)

among Granite Construction Incorporated, the S&P Index
and the Dow Jones US Heavy Construction Index

	Dec. 1998	Dec. 1999	Dec. 2000	Dec. 2001	Dec. 2002	Dec. 2003
Granite Construction Incorporated	100.00	55.87	89.25	112.97	73.91	114.41
S&P 500	100.00	121.04	110.02	96.95	75.52	97.18
DJ Heavy Construction	100.00	107.24	125.59	131.90	110.63	150.91

(1)	Performance graph closing prices and dividends are adjusted for stock splits and stock dividends.

(2)	$100 invested on December 31, 1998 in stock or index — including reinvestment of dividends. Year ended December 31.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND EQUITY COMPENSATION PLAN INFORMATION

      The following table contains information as of February 27, 2004 regarding the ownership of our common stock by: (i) all persons known to us to be the beneficial owners of 5% or more of our outstanding common stock, (ii) each of our directors and director nominees, (iii) our Chief Executive Officer and our four other most highly compensated executive officers, and (iv) all executive officers and directors of Granite as a group:

	Amount and Nature		Percent of
	of Beneficial		Common Stock
Name	Ownership(1)		Outstanding(2)

Emben & Co. (ESOP Trust)	8,289,243		19.95%
c/o BNY Western Trust Company One Wall Street New York, NY 10286
FMR Corp.(3)	4,299,725		10.35%
82 Devonshire Street Boston, MA 02109
Vanguard Chester Funds — Vanguard Primecap Fund(4)	3,150,000		7.58%
100 Vanguard Blvd Malvern, PA 19355
Wachovia Corporation(5)	3,002,789		7.23%
One Wachovia Center Charlotte, NC 28288-0137
David H. Watts(6)	75,009		*
Joseph J. Barclay(7)	26,215	**	*
Richard M. Brooks(8)	25,850	**	*
Linda Griego(9)	2,069	**	*
Brian C. Kelly(10)	24,019	**	*
David H. Kelsey(11)	2,722	**	*
Rebecca A. McDonald(12)	8,640	**	*
Raymond E. Miles(13)	10,740	**	*
J. Fernando Niebla(14)	8,636	**	*
George B. Searle(15)	19,872	**	*
William G. Dorey(16)	327,714		*
Mark E. Boitano(17)	226,739		*
Patrick M. Costanzo(18)	212,406		*
William E. Barton(19)	132,182		*
All Executive Officers and Directors as a Group (14 Persons)(6-19)	1,112,709		2.68%

*	Less than 1%.

**	Each non-employee director must receive at least 50% of the value of all compensation for services as a director in the form of a stock-based director fee award in lieu of receipt of cash. Refer to Page 13 for further description.

(1)	Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

(2)	Calculated on the basis of 41,464,282 shares of Common Stock outstanding as of February 27, 2004, except that shares of Common Stock underlying options exercisable within 60 days of February 27, 2004 are deemed outstanding for purposes of calculating the beneficial ownership of Common Stock of the holders of such options.

Footnotes continued from previous page

(3)	Share ownership is as of December 31, 2003. Based upon a Schedule 13G filed by FMR Corp. (“FMR”) with the Securities and Exchange Commission. FMR has sole voting power with respect to 633,835 shares and sole dispositive power with respect to all 4,299,725 shares.

(4)	Share ownership is as of December 31, 2003. Based upon a Schedule 13G filed by Vanguard Chester Funds — Vanguard/ PRIMECAP Fund (“Vanguard”) with the Securities and Exchange Commission. Vanguard has sole voting power with respect to all 3,150,000 shares.

(5)	Share ownership is as of December 31, 2003. Based upon a Schedule 13G filed by Wachovia Corporation (“Wachovia”) with the Securities and Exchange Commission. Wachovia has sole voting power with respect to 2,175,532 shares, shared voting power with respect to 8,700 shares, and sole dispositive power with respect to 2,986,489 shares.

(6)	Includes approximately 71,105 shares of Common Stock owned by the Employee Stock Ownership Plan (“ESOP”) but allocated to Mr. Watts’ account as of February 27, 2004, over which Mr. Watts has voting but not dispositive power. These shares cannot be distributed until the plan year following the plan year in which Mr. Watts retires, becomes disabled or dies.

(7)	Includes 18,715 shares of Common Stock which Mr. Barclay has the right to acquire as of February 27, 2004 as a result of options vested and exercisable on the day of grant under the 1999 Equity Incentive Plan.

(8)	Includes 19,100 shares of Common Stock which Mr. Brooks has the right to acquire as of February 27, 2004 as a result of options vested and exercisable on the day of grant under the 1999 Equity Incentive Plan.

(9)	All 2,069 shares are Common Stock which Ms. Griego has the right to acquire as of February 27, 2004 as a result of options vested and exercisable on the day of grant under the 1999 Equity Incentive Plan.

(10)	Includes 16,466 shares of Common Stock which Mr. Kelly has the right to acquire as of February 27, 2004 as a result of options vested and exercisable on the day of grant under the 1999 Equity Incentive Plan and 1,346 Common Stock units granted under the 1999 Equity Incentive Plan. Also includes 2,278 shares beneficially owned by his wife.

(11)	All 2,722 shares are Common Stock which Mr. Kelsey has the right to acquire as of February 27, 2004 as a result of options vested and exercisable on the day of grant under the 1999 Equity Incentive Plan.

(12)	Includes 5,853 shares of Common Stock which Ms. McDonald has the right to acquire as of February 27, 2004 as a result of options vested and exercisable on the day of grant under the 1999 Equity Incentive Plan and 1,558 Common Stock units granted under the 1999 Equity Incentive Plan. Also includes 1,229 shares that Ms. McDonald holds jointly with her husband.

(13)	Includes 8,490 shares of Common Stock which Mr. Miles has the right to acquire as of February 27, 2004 as a result of options vested and exercisable on the day of grant under the 1999 Equity Incentive Plan. Also includes 2,250 shares held in trust for the benefit of family members, as to which Mr. Miles and his wife share voting and investment power.

(14)	Consists of 8,636 shares of Common Stock which Mr. Niebla has the right to acquire as of February 27, 2004 as a result of options vested and exercisable on the day of grant under the 1999 Equity Incentive Plan.

(15)	Includes 3,180 shares of Common Stock units granted under the 1999 Equity Incentive Plan.

(16)	Includes approximately 225,885 shares of Common Stock owned by the ESOP but allocated to Mr. Dorey’s account as of February 27, 2004, and 50,400 shares of restricted stock over which Mr. Dorey has voting, but not dispositive power. These shares cannot be distributed until the plan year following the plan year in which Mr. Dorey retires, becomes disabled or dies. Also includes 51,429 shares held in trust for the benefit of his family as to which shares Mr. Dorey and his wife share voting and investment power.

(17)	Includes approximately 157,093 shares of Common Stock owned by the ESOP but allocated to Mr. Boitano’s account, and 46,663 shares of restricted stock over which Mr. Boitano has voting, but not dispositive power, as of February 27, 2004. Mr. Boitano’s ESOP shares cannot be distributed until the plan year following the plan year in which he retires, becomes disabled or dies.

Footnotes continued from previous page

(18)	Includes approximately 128,559 shares of Common Stock owned by the ESOP but allocated to Mr. Costanzo’s account as of February 27, 2004, over which Mr. Costanzo has voting, but not dispositive power. These shares cannot be distributed until the plan year following the plan year in which Mr. Costanzo retires, becomes disabled or dies. Also includes 69,725 shares held in trust for the benefit of members of his family. Mr. Costanzo and his wife have voting and investment power.

(19)	Includes approximately 68,659 shares of Common Stock owned by the ESOP but allocated to Mr. Barton’s account as of February 27, 2004, and 26,077 shares of restricted stock over which Mr. Barton has voting, but not dispositive power, as of February 27, 2004. Mr. Barton’s ESOP shares cannot be distributed until the plan year following the plan year in which Mr. Costanzo retires, becomes disabled or dies. Mr. Barton also holds 37,446 shares jointly with his wife.

      The following table contains information as of December 31, 2003 regarding stock authorized for issuance under Granite’s 1999 Equity Incentive Plan.

Equity Compensation Plan Information

			Stock Remaining Available
			for Future Issuance Under
	Stock to be Issued	Weighted Average	Equity Compensation Plans
	Upon Exercise of	Exercise Price of	(Excluding Stock Reflected in
	Outstanding Options	Outstanding Options	Column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by stockholders	82,051	$11.22	2,120,838
Total	82,051	$11.22	2,120,838

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such persons.

      Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with except that, due to an in-house administrative error, Linda Griego, Brian C. Kelly, and Raymond E. Miles each filed a late report with respect to one transaction.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Mr. Dorey, our President and Chief Executive Officer, is a non-managing member of a limited liability company, or LLC, in which he holds an 11.32% interest. During 2003, our wholly-owned subsidiary, Granite Construction Company, performed certain road and utility construction services under a contract with the LLC, which provides for the LLC to pay Granite Construction Company a total of $360,877. The work was substantially completed during 2003.

      David V. Watts, a son of David H. Watts, Chairman of the Board, is Granite’s Director of Information Technology. For fiscal year 2003, Mr. Watts was paid a salary of $116,400, a $31,607 bonus and other compensation totaling $20,847 (including Profit Sharing cash bonus, restricted stock dividend and moving reimbursement). He also has a home loan from Granite as part of a relocation package. During fiscal year 2003, the largest amount outstanding on the loan was $75,000. At December 31, 2003, the outstanding amount was $62,500.

      Director Kelly’s son, Patrick Kelly, is an operations manager for Granite. He received $105,833 in salary, $53,741 in commissions and other compensation totaling $81,020 (including Profit Sharing cash bonus, vested restricted stock, vehicle benefit and restricted stock dividend) during fiscal year 2003.

      Director Searle’s son, George G. Searle, is an area manager with Granite’s subsidiary, Granite Halmar Construction Company, Inc. During fiscal year 2003, he received $139,999 in salary and a Profit Sharing cash bonus of $7,125.

REPORT OF THE AUDIT/ COMPLIANCE COMMITTEE

      The Audit/ Compliance Committee is appointed by the Board of Directors, and its purpose is to assist the Board in (A) its oversight of (1) Granite’s accounting and financial reporting principles and policies and internal controls and procedures, including the internal audit function, (2) the integrity of Granite’s financial statements, (3) the qualifications and independence of Granite’s independent auditor, (4) Granite’s compliance with legal and regulatory requirements, and (5) Granite’s Corporate Compliance Program and Code of Conduct; and (B) shall serve as the Qualified Legal Compliance Committee of the Board of Directors as required. The Committee is solely responsible for selecting, evaluating, setting the compensation of, and, where deemed appropriate, replacing our independent auditor (or nominating an independent auditor to be proposed for stockholder approval in any proxy statement). The Committee consists of five outside directors who have been determined to be independent under the rules of the New York Stock Exchange and the SEC. The Board of Directors has determined that at least one member is a financial expert as defined Item 401 of Regulation S-K.

      Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addition, the Director of Internal Audit has direct access and meets regularly with the Committee to discuss the results of internal audits and the quality of internal controls. The Internal Audit Program is augmented by consulting services provided by a large international independent accounting firm, as required. In addition, the Corporate Compliance Officer reports directly to the Committee and the Committee reports to the Board of Directors at each meeting.

      The Committee reviewed with our independent auditor, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the Committee has discussed with the independent auditor the auditor’s independence from Granite and its management, including the matters in the written disclosures and the letter from the independent auditor required by the Independence Standards Board, Standard No. 1.

      The Committee discussed with our independent auditor the overall scope and plans for their audit. The Committee meets with the independent auditor, with and without management present, to discuss the results of their examination, their evaluation of Granite’s internal controls, and the overall quality of our financial reporting. In addition, the Committee reviewed with management and the independent auditor drafts of our quarterly financial statements and press releases prior to the public release of the quarterly earnings. In addition to the quarterly review, the Committee met with the Chief Executive Officer and the Chief Financial Officer to discuss the process adopted by management to enable them to sign the certifications that are required to accompany reports filed with the SEC.

Principal Accountant Fees and Services

      Aggregate fees for professional services rendered for us by PricewaterhouseCoopers LLP as of or for the years ended December 31, 2003 and December 2002, were:

	2003	2002

Audit Fees	$404,000	$389,000
Audit Related Fees	43,691	268,200
Tax Fees	16,777	61,000
All Other Fees	96,929	115,290

Total	$561,397	$833,490

      Audit Fees were for professional services rendered for the audits of our consolidated financial statements, audits of subsidiary financial statements, and quarterly financial reviews.

      Audit Related Fees were for assurance and related services pertaining to employee benefit plan audits, due diligence and other procedures related to mergers and acquisitions, and accounting consultations.

      Tax Fees were for services related to tax compliance, tax advice and tax planning.

      All Other Fees were for services rendered for support of litigation.

Audit Committee Pre-Approval Policies and Procedures

      The Committee’s policy adopted during 2003 is to pre-approve all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditor and management periodically report to the Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Committee may also pre-approve particular services on a case-by-case basis. During fiscal year 2003, no services were provided to us by PricewaterhouseCoopers LLP or any other accounting firm other than in accordance with the pre-approval policies and procedures described above.

      Based on its review of the non-audit services provided by PricewaterhouseCoopers LLP, the committee believes that PricewaterhouseCoopers LLP’s provision of such non-audit services is compatible with maintaining their independence.

      The Committee also oversees our Ethics and Compliance Program, participates in the annual evaluation of our Compliance Officer and provides a detailed annual report to the Board on the progress of the Program and plans for future activities. A revised Committee Charter has been included as Appendix A.

      Members of the Audit/ Compliance Committee:

Richard M. Brooks, Chairman	Rebecca A. McDonald
Joseph J. Barclay	George B. Searle
David H. Kelsey

PROPOSAL TO AMEND AND RESTATE THE

GRANITE CONSTRUCTION INCORPORATED
1999 EQUITY INCENTIVE PLAN

      Our 1999 Equity Incentive Plan (the “Plan”) was originally adopted by the Board of Directors in March 1999 and approved by our stockholders at our annual meeting held on May 24, 1999. The Plan currently authorizes Granite to issue up to 3,750,000 shares of common stock to employees and directors, of which 2,291,165 shares remained available as of March 5, 2004 for the grant of new incentive awards. Without your approval of this proposal, Granite will be unable to grant any additional awards under the Plan following the expiration of its current term on May 24, 2004.

      So that we may continue to offer a competitive equity incentive program, the stockholders are being asked to approve the Plan, as amended and restated, in order to:

•	extend the term of the Plan for an additional ten years ending May 24, 2014;

•	increase by 500,000 the number of shares of common stock authorized for issuance under the Plan, which will result in a total of 2,791,165 shares being available for the grant of future awards; and

•	authorize us to issue restricted stock units, each of which gives a participant the right to receive a share of common stock on a specified future date.

      In addition, to preserve our ability to deduct in full for federal income tax purposes compensation certain of our executive officers may recognize in connection with performance-based awards that may be granted in the future under the Plan, the stockholders are being asked to approve certain material terms of the Plan related to such awards. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the four other most highly compensated officers of a publicly held company. However, certain types of compensation, including performance-based compensation, are generally excluded from this limit. To enable compensation in connection with awards granted under the Plan that are settled only if one or more performance goals are attained to qualify as “performance-based” within the meaning of Section 162(m), the stockholders are being asked to approve the material terms of the performance goals. By approving the Plan, the stockholders will be approving, among other things:

•	the eligibility requirements for participation in the Plan;

•	the performance criteria upon which awards of performance shares, performance units and certain awards of restricted stock and restricted stock units may be based;

•	the maximum numbers of shares for which stock options, performance shares and awards of restricted stock or restricted stock units based on attainment of performance goals may be granted to an employee in any fiscal year; and

•	the maximum dollar amount that a participant may receive upon settlement of performance units.

While we believe that compensation in connection with such awards under the Plan generally will be deductible by Granite for federal income tax purposes, under certain circumstances, such as a change in control of Granite, compensation paid in settlement of certain such awards may not qualify as “performance-based.”

      The Board of Directors believes that Granite must offer a competitive equity incentive program if we are to continue to successfully attract and retain the best possible candidates for positions of responsibility with Granite. The Board expects that the continued operation of the Plan will be an important factor in attracting and retaining the high caliber employees and directors essential to our success and in motivating these individuals to strive to enhance Granite’s growth and profitability. The amended and restated Plan is intended to ensure that we will continue to have available a reasonable number of shares under a Plan providing us with flexibility to meet future compensation challenges.

Summary of the Plan

      The following summary of the Plan, as amended and restated, is qualified in its entirety by the specific language of the Plan, a copy of which is available to any stockholder upon request.

      General. The purpose of the Plan is to advance Granite’s interests by encouraging and providing for the acquisition of an equity interest in our success, by providing additional incentives and motivation toward superior performance, and by enabling us to attract and retain the services of employees and directors upon whose judgment, interest, and special effort the successful conduct of our operations is largely dependent.

These incentives are provided through the grant of stock options, restricted stock, restricted stock units, performance shares, performance units and stock-based director fee awards.

      Authorized Shares. The maximum aggregate number of authorized but unissued or reacquired shares of Granite common stock that may be issued under the Plan is 4,250,000, representing an increase of 500,000 over the number of shares previously authorized by our stockholders. Appropriate adjustments will be made to this limit, to the other numerical limits on awards described in this proposal and to outstanding awards upon any stock dividend, stock split, reverse stock split, recapitalization, merger, combination, exchange of shares or similar change in Granite’s capital structure. If any award expires, lapses or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by Granite at the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the Plan. Shares will not be treated as having been issued under the Plan and will therefore not reduce the number of shares available for grant to the extent an award is settled in cash or such shares are withheld in satisfaction of a tax withholding obligation. If shares are tendered in payment of the exercise price of an option, the number of shares available for grant under the Plan will be reduced by the net number of shares issued.

      Certain Award Limits. In addition to the limitation described above in the total number of shares of our common stock that will be authorized for issuance under the Plan, the Plan limits the numbers of shares that may be issued under certain types of awards. No more than 4,250,000 shares may be issued upon the exercise of incentive stock options granted under the Plan. No more than five percent of the maximum aggregate number of shares authorized under the Plan may be issued pursuant to Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Awards granted following the May 24, 2004 annual meeting of stockholders that provide for vesting more rapid than annual pro rata vesting over a period of three years if vesting is based upon continued service alone or that have a performance period of less than 12 months if vesting is based on the attainment of performance goals. To enable compensation in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the Plan establishes a limit on the maximum aggregate number of shares or dollar limit for which any such award may be granted to an employee in any fiscal year, as follows:

•	Stock options: No more than 100,000 shares, provided that an additional grant of an option for up to 250,000 shares may be made to a newly-hired employee.

•	Restricted stock and restricted stock unit awards having vesting based upon the attainment of performance goals: No more than 100,000 shares.

•	Performance share awards: No more than 100,000 shares for each full fiscal year contained in the performance period of the award.

•	Performance unit awards: No more than $1,500,000 for each full fiscal year contained in the performance period of the award.

A participant may receive only one performance share or performance unit award with respect to any performance period.

      Administration. The Plan is administered by the Compensation Committee of the Board of Directors, but may also be administered by the Board. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, the Plan will be administered only by the Compensation Committee, which consists of at least two “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “Committee” will refer to either the Compensation Committee or the Board of Directors.) Subject to the provisions of the Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of such awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m), amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The Plan provides, subject to certain limitations, for indemnification by Granite of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Plan. All awards granted under the Plan will be evidenced by a written agreement between the company and the participant specifying the terms and conditions of the award, consistent with the requirements of the Plan. The Committee will interpret the Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the Plan or any award.

      Prohibition of Option Repricing. The Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for either the cancellation of outstanding options in exchange for the grant of new options at a lower exercise price or the amendment of outstanding options to reduce the exercise price.

      Eligibility. Awards may be granted to employees and directors of Granite or of any present or future parent or subsidiary corporations of Granite. In addition, awards may be granted to prospective service providers in connection with written employment offers, provided that no shares subject to any such award may vest, become exercisable or be issued prior to such person’s commencement of service. Incentive stock options may be granted only to employees, and director fee awards may be granted only to members of the Board of Directors who, as of the time of grant, are not employees of Granite or any parent or subsidiary corporation of Granite (“non-employee directors”). As of March 26, 2004, we had approximately 2,757 employees, including four executive officers, and nine non-employee directors who were eligible under the Plan.

      Stock Options. The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option shall not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of Granite or any parent or subsidiary corporation of Granite (a “Ten Percent Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of Granite common stock on the date of grant. On March 26, 2004, the closing price of the common stock on the New York Stock Exchange was $23.67 per share.

      The Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent, by means of a broker-assisted cashless exercise, to the extent legally permitted, by tender to Granite of shares of common stock owned by the participant having a fair market value not less than the exercise price, or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted by Granite, through the participant’s surrender of a portion of the option shares to Granite.

      Options become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the Plan is ten years, provided that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding five years. Subject to the term of the option, an option generally will remain exercisable for 30 days following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for six months, or if service is terminated for cause, the option will terminate immediately. If a participant retires, the option will remain exercisable over a period determined by the Committee. The Committee, in its discretion, may provide longer post-termination exercise periods, but in any event the option must be exercised no later than its expiration date.

      Incentive stock options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. Non-statutory stock options granted under the Plan may be assigned or transferred to the extent permitted by the Committee and set forth in the option agreement.

      Restricted Stock. Awards of restricted stock may be granted by the Committee subject to such restrictions for such periods as determined by the Committee and set forth in a written agreement between

Granite and the participant. Restricted stock may not be sold or otherwise transferred or pledged until the restrictions lapse or are terminated. Restrictions may lapse in full or in installments on the basis of the participant’s continued service or other factors, such as performance criteria (see discussion under “Performance Awards” below) established by the Committee. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service, provided that if termination of service is due to the participant’s death or disability, all restrictions will lapse automatically. Participants holding restricted stock will have the right to vote the shares and to receive all dividends and other distributions, except that any dividends or other distributions in shares will be subject to the same restrictions on transferability as the original award.

      Restricted Stock Units. As amended, the Plan authorizes the Committee to grant awards of restricted stock units, which represent rights to receive shares of Granite common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to Granite. The Committee may grant restricted stock unit awards subject to vesting conditions similar to those applicable to restricted stock awards, including on the basis of the attainment of performance goals (see discussion under “Performance Awards” below). Restricted stock units may not be sold or otherwise transferred or pledged. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to receive dividend equivalents with respect to cash dividends paid on our common stock.

      Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between Granite and the participant. These awards may be designated as performance shares or performance units. Performance shares and performance units are unfunded bookkeeping entries generally having initial values, respectively, equal to the fair market value determined on the grant date of a share of common stock and $100 per unit. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more predetermined performance goals are attained within a predetermined performance period. To the extent earned, we may settle performance awards in cash, shares of common stock (including shares of restricted stock) or any combination thereof.

      Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of Granite and each parent and subsidiary corporation consolidated with Granite for financial reporting purposes, or such division or business unit of Granite as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue, operating income, pre-tax profit, net income, gross margin, operating margin, earnings per share, return on stockholder equity, return on capital, return on net assets, economic value added and cash flow. The target levels with respect to these performance measures may be expressed on an absolute basis or relative to a standard specified by the Committee. The degree of attainment of performance measures will, according to criteria established by the Committee, be computed before the effect of changes in accounting standards, restructuring charges and similar extraordinary items occurring after the establishment of the performance goals applicable to a performance award.

      Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable to the participant on the basis of the performance goals attained. However, no such reduction may increase the amount paid to any other participant. In its discretion, the Committee may provide for the payment to a participant awarded performance shares of dividend equivalents with respect to cash dividends paid on our common stock. Performance award payments may be made in lump sum or in installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period.

      Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death, disability or retirement prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

      Director Fee Awards. The Plan provides that each non-employee director must receive at least 50% of the value of all compensation for services as a director in the form of a stock-based director fee award in lieu of cash compensation. However, a non-employee director may elect to receive up to 100% of his or her director compensation in the form of a director fee award. Any such election must generally be made prior to the first day of the calendar year to which it applies. Director fee awards are granted automatically on the last day of each calendar quarter for the elected portion (not less than 50%) of a non-employee director’s compensation earned during the quarter (the “Elected Quarterly Compensation”). Director compensation not paid in the form of a director fee award is paid in cash in accordance with our normal payment procedures.

      Each non-employee director must elect, generally prior to the start of the applicable calendar year, to receive director fee awards during such year in the form of either an Option Payment or a Stock Units Payment. A non-employee director electing to receive an Option Payment is granted automatically on the last day of each calendar quarter during the year a non-statutory stock option (a “Non-Employee Director Option”) for a number of shares of Common Stock determined by dividing the Elected Quarterly Compensation by an amount equal to 50% of the average closing price of a share of our Common Stock on the New York Stock Exchange on the ten trading days preceding the date of grant and having an exercise price per share equal to 50% of such average closing price.

      Each Non-Employee Director Option must be evidenced by a written agreement between Granite and the non-employee director specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Plan. The exercise price may be paid in cash, by check, or in cash equivalent, by means of a broker-assisted cashless exercise, and, to the extent legally permitted, by tender of shares of common stock owned by the director having a fair market value not less than the exercise price. Non-Employee Director Options will be fully vested and will have a term of ten years. Subject to such term, a Non-Employee Director Option will remain exercisable for 36 months following the director’s termination of service. A Non-Employee Director Option may be assigned or transferred to the extent permitted by the Committee and set forth in the option agreement.

      A non-employee director electing to receive a Stock Units Payment will be granted automatically on the last day of each calendar quarter during the year an award (a “Stock Units Award”) for a number of stock units determined by dividing the Elected Quarterly Compensation by an amount equal to the average closing price of a share of our common stock on the New York Stock Exchange on the ten trading days preceding the date of grant. A stock unit is an unfunded bookkeeping entry representing a right to receive one share of our common stock in accordance with the terms and conditions of the Stock Units Award. Non-employee directors are not required to pay any additional cash consideration in connection with the settlement of a Stock Units Award.

      Each Stock Units Award must be evidenced by a written agreement between Granite and the non-employee director specifying the number of stock units subject to the award and the other terms and conditions of the Stock Units Award, consistent with the requirements of the Plan. Stock Unit Awards are fully vested upon grant and will be settled by distribution to the non-employee director of a number of whole shares of common stock equal to the number of stock units subject to the award within 30 days following the earlier of (i) the date on which the participant’s service as a director terminates or (ii) an early settlement date elected by the non-employee director in accordance with the terms of the Plan at the time of his or her election to receive the Stock Units Payment. A holder of stock units has no voting rights or other rights as a stockholder until shares of common stock are issued to the participant in settlement of the stock units. However, non-employee directors holding stock units will be entitled to receive dividend equivalents with respect to any payment of cash dividends on an equivalent number of shares of common stock. Such dividend equivalents will be credited in the form of additional whole and fractional stock units determined by the fair market value of a share of common stock on the dividend record date. Prior to settlement, no Stock Units Award may be assigned or transferred other than by will or the laws of descent and distribution.

      Change in Control. The Plan defines a “Change in Control” of Granite as any of the following events: (i) an acquisition, consolidation, or merger of Granite with or into any other corporation or corporations, unless the stockholders of Granite retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the surviving or acquiring corporation or corporations; (ii) the sale, exchange, or transfer of all or substantially all of the assets of Granite to a transferee other than a corporation or partnership controlled by Granite or its stockholders; or (iii) a transaction or series of related transactions in which stock representing more than 30% of the outstanding voting power of Granite is sold, exchanged, or transferred to any single person or affiliated persons leading to a change of a majority of the members of the Board of Directors. If a Change in Control occurs, the surviving, continuing, successor or purchasing corporation or its parent may either assume all outstanding awards or substitute new awards having an equivalent value. If the outstanding awards are not assumed or replaced, then all unexercisable, unvested or unpaid portions of the outstanding awards will become immediately exercisable, vested and payable in full immediately prior to the date of the Change in Control. For this purpose, the value of outstanding performance awards will be determined and paid on the basis of the greater of (i) the degree of attainment of the applicable performance goals prior the date of the Change in Control or (ii) 100% of the pre-established performance goal target. Any option not assumed, replaced or exercised prior to the Change in Control will terminate. The Plan authorizes the Committee, in its discretion, to provide in any award agreement that if, within a period following a Change in Control specified by the Committee, the participant’s service is involuntarily terminated without cause (as defined in the Plan) or the participant resigns for good reason (as defined in the Plan), then the exercisability, vesting and payment of such participant’s outstanding awards will be accelerated to such extent as specified by the Committee and, if the outstanding award is an option, it will remain exercisable for six months (or such other period specified by the Committee) following the date of the participant’s termination of service (but not beyond the expiration of the option’s term).

      Termination or Amendment. The Plan will continue in effect until the first to occur of (i) its termination by the Committee, (ii) the date on which all shares available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing awards granted under the Plan have lapsed, or (iii) May 24, 2014. The Committee may terminate or amend the Plan at any time, provided that no amendment may be made without stockholder approval if the Committee deems such approval necessary for compliance with any applicable tax or securities law or other regulatory requirements, including the requirements of any stock exchange or market system on which our common stock is then listed. No termination or amendment may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule.

Summary of U.S. Federal Income Tax Consequences

      The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

      Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

      The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

      Non-Statutory Stock Options. Options not designated or qualifying as incentive stock options will be non-statutory stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option. Upon the exercise of a non-statutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-statutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a non-statutory stock option or the sale of the stock acquired pursuant to such grant. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a non-statutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

      Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date.” The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

      Restricted Stock Units. A participant generally will recognize no income upon the grant of a restricted stock unit award. Upon the settlement of such award, a participant normally will recognize ordinary income in the year of settlement in an amount equal to the fair market value of any unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the settlement date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the settlement date, except to the extent such deduction is limited by applicable provisions of the Code.

      Performance and Stock Units Awards. A participant generally will recognize no income upon the grant of a performance share, performance units or stock units award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any non-restricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above (see discussion under “Restricted Stock”). Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the “determination date” (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Options Granted to Certain Persons

      Since the Plan’s inception, options for an aggregate of 82,015 shares have been granted to the current directors who are not executive officers, as a group. No options have been granted under the Plan since its inception to any of the persons named in the Summary Compensation Table, to any other current executive officers, to any employees, including current officers who are not executive officers, to any other nominee for election as a director, or to any associate of any such director, nominee or executive officer, and no other person has been granted five percent or more of the total amount of options granted under the Plan.

Amended Plan Benefits

      No additional awards will be granted under the Plan following the termination of its current term unless this proposal is approved by the stockholders. With the exception of the minimum director fee awards that will be granted automatically to non-employee directors, awards under the Plan will be granted at the discretion of the Committee, and, accordingly, are not yet determinable. In addition, benefits under the Plan, including director fee awards, will depend on a number of factors, including the fair market value of our common stock on future dates, actual performance against performance goals established with respect to performance awards and decisions made by the participants. Consequently it is not possible to determine the benefits that might be received by participants under the Plan.

Vote Required and Board of Directors Recommendation

      Approval of this proposal requires a number of votes “For” the proposal that represents a majority of the shares present or represented by proxy and entitled to vote at the annual meeting, with abstentions and broker non-votes each being counted as present for purposes of determining the presence of a quorum, abstentions having the same effect as a negative vote and broker non-votes having no effect on the outcome of the vote.

      The Board of Directors believes that approval of the amended and restated Plan is in the best interests of Granite and its stockholders for the reasons stated above.

      The Board of Directors unanimously recommends a vote “FOR” this proposal to amend and restate the Granite Construction Incorporated 1999 Equity Incentive Plan.

STOCKHOLDER PROPOSAL

      Granite has been notified that a representative of stockholder, Amalgamated Bank LongView MidCap 400 Index Fund, intends to present the following proposal for consideration at the annual meeting. The address and stock ownership of the proponent identified below will be furnished by Granite’s Corporate Secretary to any person, orally or in writing as requested, promptly upon receipt of any oral or written request therefor.

      RESOLVED: The shareholders of Granite Construction Incorporated urge the board of directors to amend the bylaws to require that, consistent with any existing contractual obligations, an independent director who has not served as chief executive officer (“CEO”) of the Company shall serve as chairman of the board of directors.

SUPPORTING STATEMENT

      The task of the board of directors is to protect shareholders’ interests by providing independent oversight of management, including the CEO. We believe that separating the roles of chairman and CEO is a governance practice that will promote greater management accountability to shareholders and lead to a more objective evaluation of the CEO.

      Recent corporate scandals have focused attention on the issue of board independence and the need for an independent board chairman. According to THE WALL STREET JOURNAL, “in a post-Enron world of tougher corporate-governance standards, the notion of a separate outside chairman is gaining boardroom support as a way to improve monitoring of management and relieve overworked CEOs” (Splitting Posts of Chairman, CEO Catches on With Boards, November 11, 2002).

      Corporate governance experts have questioned how one person serving as both chairman and CEO can effectively monitor and evaluate his or her own performance. The NACD Blue Ribbon Commission on Directors’ Professionalism has recommended that an independent director should be charged with “organizing the board’s evaluation of the CEO and provide ongoing feedback; chairing executive sessions of the board; setting the agenda and leading the board in anticipating and responding to crises.”

      In January 2003, the Conference Board’s Blue Ribbon Commission on Public Trust and Private Enterprise, co-chaired by John W. Snow (soon to become Secretary of the Treasury), recommended that the positions of Chairman and CEO be performed by two persons. The Commission recommended that, at a minimum, an independent chairman, lead director, or presiding director should be responsible for approving all information that goes to the board, serving as a liaison to independent directors, presiding at meetings of non-management directors, and setting or assisting in setting board meeting agendas.

      New listing standards adopted by the New York Stock Exchange also stress the importance of independent boards. The new rules require that non-management directors must regularly meet without management. An independent chairman would provide strong leadership at these meetings.

      Many institutional investors have found that a strong, objective board leader can best provide the necessary oversight of management. For example, the California Public Employees’ Retirement System’s (CalPERS) Corporate Governance Core Principles and Guidelines advocate that a lead independent director be appointed to coordinate the activities of the independent directors when the offices of chairman and CEO are held by the same person. CalPERS also asserts “true board independence may ultimately — within the next decade — require a serious re-examination of this historic combination of [the chairman and CEO] powers.” (emphasis in original)

      We thus believe that an independent director serving as chairman can help ensure the objective functioning of an effective board.

      We urge you to vote FOR this resolution.

Response by the Board of Directors

      The Board of Directors believes that it would not be in the best interests of Granite and its stockholders to adopt a by-law provision that would require that the Chairman of the Board be an independent director who has not served as CEO of Granite. It is the position of the Board that it should be free to exercise its business judgment to determine who should serve as Chairman at any particular point in time, taking into account Granite’s then-current and anticipated future circumstances. The proposed by-law provision would instead require a particular structure and deprive the Board of its flexibility to organize its functions and conduct its business in the manner the Board deems most efficient and productive.

      Moreover, the proposed by-law is unnecessary since the Board has created the position of Presiding Director, an independent director elected on a rotating basis, who presides at executive sessions of the Board and at other times in the absence of the Chairman. The Board holds an executive session, without the presence of the CEO and Chairman, at each regularly scheduled meeting of the Board. In addition to presiding at such sessions, the Presiding Director serves as liaison between the Chairman and the Board and discusses and approves the structure and content of the Board agenda. The Board believes that the presence of an independent Presiding Director, along with the strong governance guidelines adopted by the Board and an overwhelming number of independent directors (currently more than 80% of Granite’s directors meet the NYSE definition of independence), provides assurance of independent oversight of Granite’s management process.

      The purpose and effect of the proposal is the permanent separation of the roles of Chairman and Chief Executive Officer and the prohibition of the election of a former CEO as Board Chairman. It should be noted that during most of Granite’s life as a public company, the positions of Chairman and CEO have been — and are currently — separated, and it is anticipated that this will be true over most of its long-term future. However, it is the Board’s judgment that in some periods of transition, combining the two roles under the strong oversight of a very active and strongly independent Board and the influence of having an independent Presiding Director is in the best interests of Granite and its stockholders. In addition, the Board feels that given Granite’s size and its rapid and highly effective growth, retaining the expertise of a former CEO in the visible position of Board Chairman is valuable both externally and internally.

      With regard to the underlying purpose of the stockholder proposal, it is the Board’s view that its structures and processes meet the proposal’s intent. Moreover, the Board is currently functioning, and expects to function in the foreseeable future, with the Chairman and CEO roles separated. However, the Board believes that removing the governance option of combining or separating the two positions would be a serious mistake. The Board believes that Granite’s by-laws provide appropriate flexibility for the selection of a Chairman and that the proposal imposes unnecessary restrictions that are not in the best interests of Granite and its stockholders.

      The Board of Directors unanimously recommends a vote “AGAINST” this proposal requiring an independent director who has not served as CEO of the Company to serve as Chairman of the Board of Directors.

RATIFICATION OF INDEPENDENT AUDITOR

      The Audit/ Compliance Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP to serve as independent auditor to audit our financial statements for 2004. PricewaterhouseCoopers LLP and its predecessor, Coopers & Lybrand, have acted in such capacity since the appointment of Coopers & Lybrand for fiscal 1982. A representative of PricewaterhouseCoopers LLP will be present at the annual meeting, will be given the opportunity to make a statement if the representative desires and will be available to respond to appropriate questions. The affirmative vote of a majority of the votes cast at the annual meeting of stockholders at which a quorum is present and voting either in person or by proxy is required for approval of this proposal. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining a quorum. Neither abstentions nor “broker non-votes” will be counted as having been cast affirmatively or negatively on the proposal.

      In the event that ratification by the stockholders of the appointment of PricewaterhouseCoopers LLP as our independent auditor is not obtained, the Audit/ Compliance Committee will reconsider said appointment.

      The Board of Directors unanimously recommends a vote “FOR” this proposal to ratify the independent auditor.

STOCKHOLDER PROPOSALS TO BE PRESENTED

AT 2005 ANNUAL MEETING

      Under our Bylaws, nominations for election to the Board of Directors and proposals for other business to be transacted by the stockholders at an annual meeting of stockholders may be made by a stockholder only if such stockholder: (i) is entitled to vote at the meeting; (ii) has given the required notice; and (iii) was a stockholder of record at the time of giving the required notice. In addition, business other than a nomination for election to the Board must be a proper matter for stockholder action under the Delaware General Corporation Law.

      The required notice: (i) must be in writing; (ii) must contain information specified in the Bylaws, and (iii) must be delivered to our principal executive offices not less than 120 days prior to the first anniversary of the date the proxy statement for the preceding year’s annual meeting of stockholders was released to stockholders. If, however, no meeting was held in the previous year, the date of the annual meeting is changed by more than 30 days from the previous year, or in the event of a special meeting, the notice, to be timely, must be delivered by the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public announcement of the date of the meeting was made.

      Separate and apart from the required notice described in the preceding paragraphs, the rules promulgated by the SEC under the Securities Exchange Act of 1934 entitle a stockholder to require us to include the stockholder proposal in the proxy materials distributed by Granite. However, those SEC rules: (i) do not require us to include in our proxy materials any nomination for election to the Board (or any other office); (ii) impose other limitations on the content of a stockholder proposal; and (iii) contain eligibility, timeliness, and other requirements (including the requirement that the proponent must have continuously held at least $2,000 in market value or 1% of our common stock for at least one year before the proposal is submitted by the proponent).

      To be considered timely under our Bylaw provisions and the SEC rules in connection with the proxy materials to be distributed with respect to the 2005 annual meeting, stockholder proposals must be submitted to our Secretary at Granite’s principal executive offices not later than December 20, 2004.

TRANSACTION OF OTHER BUSINESS

      As of the date of this proxy statement, the only business that management intends to present or knows that others will present at the meeting has been included within this proxy statement. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy card to vote the proxy card on such matters in accordance with their best judgment.

Michael Futch
Vice President, General Counsel and Secretary

Dated: April 19, 2004

Exhibit 1

Code of Conduct

Core Values

Granite’s Core Values represent who we are and provide, without question, the standard of behavior by which we conduct business. These values are the heart, soul, and character of Granite. Our Code embodies the vision of our Company founders and encompasses the values that have been and will continue to be vital to the future success of the Company. Our Core Values represent how we treat each other, how we deal with our customers, how we respond to our stakeholders, and how we hold each other and ourselves accountable. This is the legacy we will leave for generations to come.

The following eight ethical Core Values represent the cornerstone of our Code of Conduct. While achieving these high standards may be difficult to attain, we nonetheless aspire to live our lives and conduct our business with:

Honesty	Consideration of Others
Integrity	Pursuit of Excellence
Fairness	Reliability
Accountability	Citizenship

Honesty

•	Be truthful, accurate and straightforward.

•	Be candid and non-deceptive in communication and conduct.

Integrity

•	Maintain consistency between your beliefs and your behavior — walk your talk!

•	Have the courage to contend boldly for that which is right and reject firmly that which is wrong.

Fairness

•	Endeavor to be reasonable, open-minded, impartial, even-handed, and non-discriminatory in all your dealings.

•	Genuinely partner and actively collaborate within and outside the Company.

•	Maintain, without deviation, an attitude of sincerity, tolerance, consideration, and assistance towards others, regardless of position.

Accountability

•	Accept responsibility for your own actions or inactions and for those whom you supervise.

•	Take prompt, constructive steps to correct mistakes or defects.

•	Promote teamwork by holding each other accountable — rejecting behaviors inconsistent with this Code of Conduct.

Consideration of Others

•	Practice the principles of the Golden Rule.

•	Respect the dignity, rights, safety, and personal property of others.

•	Be open to the ideas and opinions of others.

•	Exercise patience and remain positive under all circumstances.

•	Assure that those whom you supervise are not put in compromising positions.

Pursuit of Excellence

•	Consistently apply diligence, perseverance, attention to detail, and good work habits to ensure quality projects, products and excellent customer service.

•	Build capabilities through continuous learning, coaching, mentoring and teaching.

•	Never accept complacency or indifference.

•	Remain flexible and open to possibilities.

Reliability

•	Only make realistic commitments and follow through on the commitments you make.

•	Be prompt and responsive in business dealings within and outside the Company.

Citizenship

•	Comply with all governmental laws, rules and regulations.

•	Show consideration for the safety and welfare of everyone, including our natural environment.

•	Respond to the impact our work has on the natural environment by consistently evaluating and improving our efforts so that our projects and processes work in harmony with the environment.

•	Cultivate an organization that actively encourages us to be the best of who we are and continuously striving to make a difference in our communities and the world.

Code of Business Conduct

Our Compliance Program and Guidelines

Granite’s board of directors has endorsed a strong compliance and ethics program for our Company. Our Chief Financial Officer has been designated as our Compliance Officer with responsibility for this program. Each of us has a responsibility to help assure that our Company always does the right thing and complies with the law.

To ensure that this commitment touches every part of the business we have also designated Field Compliance Officers (“FCO’s”) for each part of the business. For the name and number of the FCO for your business unit, please refer to the Company Personnel Roster/ Phone Directory.

Our program also includes operation of a Compliance Helpline (1-800-211-4226) that any of us can use to raise questions or report concerns. This line is available 24 hours per day, 7 days per week. It is operated by an outside service, which forwards your questions to the appropriate person at Granite for resolution. You may call this number anonymously.

The Company is subject to federal, state, and local laws and regulations. Management is committed, not only to following the letter of these laws, but also the spirit. Beyond this, however, we are also committed to acting ethically. Following are some of the areas that apply to the Company and its directors, officers, and employees. Our Code does not cover everything you need to know about your conduct as an employee. It is, however, a cornerstone for our commitment and a reference for other policies that provide more specific information.

This code does not alter the terms and conditions of your employment. Rather, it helps each of us to know what is expected of us to make sure we always act ethically.

Standards of Conduct in Business Transactions

Accounting rules are important to any business that must report financial results to those outside the company, which can include banks, bonding companies, and regulatory agencies. Likewise, investors in publicly traded companies make their assessments assuming companies follow a uniform set of standards. Granite follows Generally-Accepted Accounting Principles. In addition, the Company’s business policies, procedures and guidelines are contained in the Granite Administrative Procedures Manual. Consult with your supervisor or manager if you have a question about how a task should be done. Several general rules applicable to all directors, officers and employees include:

General

•	All who act for the Company must comply with applicable federal, state and local laws, rules and regulations.

•	Use of Company funds or property for any purpose that is in violation of applicable laws or Company policy is prohibited.

•	Employees, officers and directors are prohibited from competing with the Company and from personally taking for themselves opportunities that occur in the course of Company business such as, using corporate property, equipment, information, or position for personal gain. Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity arises.

•	The use of Company equipment, materials or other resources for other than Company business (for example, charitable or personal work), must be approved in advance by your supervisor. They may never be used in a way that harms the Company.

•	Employees, officers, and directors must maintain the confidentiality of information entrusted to them by the Company or its customers, except when disclosure is authorized or legally mandated. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Company or its customers, if disclosed.

•	Each employee, officer and director should deal fairly with the Company’s customers, suppliers, competitors and employees.

Accounting and Financial Disclosures

•	All directors, officers and employees must act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing their independent judgment to be subordinated.

•	All funds must be properly recorded on Company books and records.

•	All information disclosed in our public reports including those filed with the SEC will be full, fair, accurate, timely and understandable.

•	The Company will comply with the rules and regulations of federal, state and local governments, and other appropriate private and public regulatory agencies.

•	The behavior of one unscrupulous person can devastate a company. That is why it is critical to report known or suspected violations of our Code or the law to your supervisor, the Corporate Compliance Officer, General Counsel, the Chairperson of the Audit Committee or the Compliance Helpline at 1-800-211-4226. The Helpline may be used to raise anonymously any concerns or questions regarding accounting controls and other accounting or auditing matters. Such calls will be treated confidentially consistent with the Company’s need to conduct thorough investigations, to comply with the law, and to cooperate with governmental authorities.

Managing Company Records

Maintaining records is essential to our work, and care must be taken to ensure that records are managed properly. These principles should guide us:

•	Maintain Records Specifically Required By Law. Some laws have specific record-keeping requirements and we must faithfully maintain all records required by law.

•	Be Alert To The Need For Accuracy — Especially When Documents Are Produced For An Official Purpose. Employees should always try to ensure the accuracy of records, but this becomes especially important when records or documents are produced for an official purpose, such as litigation or a government inquiry. Providing false or misleading records is wrong under any circumstances — doing so when records are produced or maintained for official purposes is a serious violation of law.

•	Retain Any Records Related to Litigation or an Investigation. If there is an investigation or litigation or one is anticipated, it is essential to retain any related records.

•	Keep Only What Is Required Under Our Record Retention Policies. While records must be maintained, every business needs an orderly process for retaining records and documents. Consult the Granite Administrative Procedures Manual regarding our record retention policies to ensure that we do not maintain unnecessary documents.

Government Inquiries or Investigations

From time to time our employees, officers and directors may come into contact with government officials responsible for enforcing the law. Dealing honestly with government officials is always the rule — no exceptions. Any information provided that relates to your duties at Granite must be completely honest and truthful.

At the same time, you should take care in dealing with the government that all appropriate steps are taken. You should always contact our General Counsel immediately upon receiving a request for information from a government agency.

If there is a pending or potential government inquiry or litigation be sure that any records relevant to the inquiry or litigation are faithfully preserved. Do not assume that this will just happen — take whatever affirmative steps are necessary, including suspension of automatic disposal of electronic records. Consult our General Counsel for advice.

Construction Business Standards

The way each of us conducts the Company’s business influences how other people (customers, subcontractors, suppliers, the public, regulators) perceive us. Some of the standards that we as a Company subscribe to include the following:

•	Fair treatment of subcontractor and supplier quotations: Prior to bid, all quotations the Company receives are considered confidential, proprietary, and for internal use only.

•	The Company subscribes to the principles embodied in the implied covenant of good faith and fair dealing. In essence, the covenant requires that both the Company and whomever we contract with be faithful to the agreed common purpose of the contract. A practical implementation of the covenant is the formal partnering process.

•	Each customer comes to us with a different expertise in construction and contracting. For example, each employee who provides quotes to customers, has a responsibility to ensure quotes and any subsequent construction work meet the customer’s needs expressed at bid time.

Questions that arise should be referred to your supervisor, or to the Compliance Helpline at 1-800-211-4226.

Conflicts of Interest

All employees, officers and directors must be free of outside influence or interests which conflict with their duty to act in the best interests of the Company in business relationships and dealings. Employees will deal with owners, suppliers, customers, contractors and all others without favor or preference. A “conflict of interest” occurs when an individual’s private interest interferes in any way with the interests of the Company as a whole. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively, including situations when there only appears to be a conflict to others. Conflicts of interest also arise when an employee, officer or director, or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company.

When dealing with individuals or organizations that are doing or seeking to do business with the Company, employees, officers and directors:

•	may not accept cash or any cash equivalent, any gift or offer that would be illegal, anything which is part of a “quid pro quo” (i.e., something is given in return), or any payment, loan or service.

•	may never solicit anything of value.

•	may never participate in any work-related entertainment that is unsavory, sexually oriented or otherwise violates our commitment to mutual respect.

•	may not accept an offer of entertainment, travel or gifts valued at more than $200 fair market value (total value of all gifts, etc., from one source in one calendar year) without the approval of the employee’s manager. As a further guideline, they should not accept offers that exceed the amount the Company would pay for the same activity (for example, the Company would not pay for a stay in a presidential suite).

Employees, officers, and directors:

•	- or their family members — may not provide goods or services to the Company, or own an interest in any company that supplies goods or services to the Company (other than an interest worth less than $10,000 in shares of a publicly traded company), unless expressly authorized in writing by the employee’s manager.

•	may not offer any entertainment, travel or gifts to employees of any other organization that would violate the law or the other organization’s rules or policies.

•	may not compete with the Company, nor own an interest in a privately held competitor, nor own more than the lesser of $10,000 in value or one percent of the outstanding shares of a publicly traded competitor.

•	may do business with a relative on behalf of the Company only if expressly authorized in writing by the employee’s manager.

•	Must review all requests to serve on the board of directors or as an officer of another company with our General Counsel.

For the purposes of this section “employee’s manager” refers, at a minimum, to approval by:

•	Branch Managers at Branch division locations

•	Area Managers at HCD locations

•	Corporate Vice Presidents at Administration

•	For employees at these and higher management levels, refer matters to the next senior level of management

•	For executive officers and members of the board, the full board of directors.

All managers have the responsibility to ensure their employees understand the requirements of this section, to monitor compliance, and to apply appropriate disciplinary action when necessary. Questions that arise should be referred to your Field Compliance Officer or the Compliance Helpline at 1-(800) 211-4226.

Accident & Injury Prevention

•	The Company is committed to the prevention of accidents and injury to our employees and the general public.

•	Supervisors are responsible for safe work procedures within the scope of their authority in accordance with applicable laws and regulations and the Company’s Accident Prevention Program.

•	All employees are responsible for following instructions and safe work procedures established to protect them, like those contained in the Company’s booklet Job Safety and You: Code of Safe Work Practices.

•	All employees are responsible for complying with the requirements of the Company’s Policy on Drugs and Alcohol. The Company strictly forbids abuse of drugs and alcohol.

•	The Company will cooperatively participate with regulatory agencies conducting inspections or investigations.

All employees are required to report workplace injuries and any unsafe work conditions. Questions that arise should be referred to your onsite Safety Representative, the Field Compliance Officer, or the Compliance Helpline at 1-(800) 211-4226.

Equal Employment Opportunity (EEO) and Other Employment Laws

•	Employees will comply with all federal, state and local equal employment opportunity laws.

•	The Company will employ persons and make employment related decisions without regard to an individual’s race, color, religion, sex, age, creed, national origin, citizenship, ancestry,

marital status, sexual orientation, gender identity, disability, medical condition, marital status, veteran status, or any other characteristic protected by law.

•	The Company is committed to compliance with the Americans with Disabilities Act (“ADA”) and will make reasonable accommodations for qualified individuals with known disabilities. This policy governs all aspects of employment, including selection, job assignment, compensation, discipline, termination, and access to benefits and training.

•	All managers are responsible for annually reviewing equal employment opportunity laws and the Company’s Employment Law Policies pamphlet with their employees.

•	As stated in the Company’s Equal Employment Opportunity Policy for Women & Minorities, it is the Company’s policy to provide all employees a workplace free of harassment, intimidation and coercion.

•	All employees, officers and directors are also responsible for conducting themselves so that their actions are not considered sexually harassing, demeaning or intimidating in any way, as called for in the Company’s Sexual Harassment Policy.

n	Under the law, sexual harassment is generally defined as either:

1)	Unwelcome sex-based conduct that is so severe and pervasive that it creates an intimidating, hostile or offensive work environment;

OR

2)	Sex-based conduct by someone’s supervisor or manager that tangibly affects the employee’s job — for example, imposition of discipline, rejection for promotion, or loss of pay or benefits.

n	Sexual harassment can occur in a variety of forms. It may include:

1)	unwelcome sexual advances;

2)	requests for sexual favors; and

OR

3)	verbal remarks or physical contact or conduct of an intimate or sexual nature, such as uninvited touching or sexually suggestive comments, that interfere with another person’s work performance or that create an intimidating, hostile, or offensive working environment.

•	The Company has zero tolerance for discrimination or harassment of any kind, and employees will be subject to disciplinary action, including termination, for violations.

•	The Company will not tolerate retaliation against anyone who in good faith raises a concern or reports a violation.

For specific information regarding your rights and responsibilities under EEO laws and our Company’s policies, refer to the Company’s Employment Law Policies pamphlet. Questions that arise should be referred to your Regional Human Resources Manager or the Compliance Helpline at 1-(800) 211-4226.

The Company is also committed to full compliance with all immigration, labor standards and wage and hours laws.

Environmental

•	The Company will comply with all applicable environmental laws, ordinances, and regulations and will cooperatively participate with regulatory agencies conducting inspections or investigations.

•	The Company will conduct its business in accordance with its Environmental Affairs Policy.

•	All employees are responsible for following environmental health and safety instructions in the performance of their duties and identifying best practices for reducing emissions and waste and improving the efficient use of all resources.

Any concerns or questions that arise should be referred to Environmental Services or the Compliance Helpline at 1-800-211-4226.

Copying Documents & Software and the Use of Electronic Media

•	We respect the rights of others who have created written materials, software, and other “intellectual property.” Only copy documents and other materials when the Company has the right to do so.

•	Company computers may only contain software for which the Company holds an appropriate license.

•	The Company provides employees with tools and services such as e-mail, personal computers, telephones and voicemail, computer networks and applications, Internet resources and other electronic services. Company equipment and systems should be used in a manner consistent with Company business goals and policies, including any anti-harassment laws.

•	All Company computers, email, etc., are Company property intended for Company use. Management reserves the right to review all messages, information and other contents on any of these systems. Employees should not consider anything written or done on these systems to be private.

Specific information regarding the Computer Information and Access Policies or the Company’s Employment Law Policies, can be found on the Company’s Intranet site.

Trade Secrets & Company Information

•	In our competitive markets, it is important to protect the Company’s business information. Confidential information about plans for future bids, how we develop our bids, employee data, customer information and similar business activities should not be disclosed, or even shared with others within the Company unless they have a business need to know.

•	Access to personnel data should be limited to those who are authorized to use such data for Company purposes. Those who have access to such data should protect it appropriately.

•	At the same time, we respect other individuals’ and organizations’ confidential information. You should not seek nor should you accept such information from others, unless it is provided lawfully under a non-disclosure agreement prepared by our Company’s legal counsel. Do not bring to Granite any proprietary records or information of a former employer.

Legitimate sources of competitive information include:

•	Newspapers and press accounts.

•	Public filings.

•	Talking with customers — but not to obtain confidential information.

•	Information that is observable on the street.

•	Customers giving you a competitor’s proposal, but only if it is not confidential. If it is a government bid always consult the Legal Department first.

•	Trade shows (but not information from competitors).

•	Information publicly available on the Internet.

•	Industry surveys by reputable consultants.

Never Use The Following:

•	A competitor’s confidential information — any and all questions as to whether competitive information is confidential must be reviewed by the Legal Department.

•	Papers or computer records brought by new hires from prior employers.

•	Information marked “confidential,” or something similar, belonging to anyone else — consult our General Counsel if you have such information.

      Even if proprietary information just shows up on your desk, get legal advice.

•	Marketing or other business information exchanged with competitors — this should never be done.

•	Confidential information about a competitor’s bid if you are involved in bidding, especially on government contracts — if you come into possession of such information call the Legal Department.

•	Information on a competitor that someone has offered to sell.

•	Anything else that feels wrong.

Government Contracting

Doing Business with the Government

•	A large portion of the Company’s business involves contracts with public agencies. We must conduct our business to avoid even the appearance of impropriety. The federal government, states and some municipalities and agencies have their own procedures, rules and ethical standards for contractors. For example, certain common conduct may constitute lobbying under an agency’s rules and necessitate registration as a lobbyist.

•	Each employee is responsible for learning and following the rules of agencies they are working with. For example, some agencies allow their employees to accept items of nominal value such as coffee mugs or calendars displaying the Company logo, while other agencies strictly prohibit their employees from accepting any gift or entertainment.

•	Never seek or accept confidential bid information.

•	Know and follow anti-kickback rules, including restrictions on gifts by those seeking business from the government and from government contractors.

•	Understand “most favored customer” pricing and verify compliance.

•	Conform strictly to the contract’s quality, quantity and testing requirements.

•	Charging and allocation of costs including time and overhead, provision of any cost and pricing data, and billing must always be accurate, complete, and in full compliance with the rules and regulations.

•	Be truthful, accurate, current and complete in all representations and certifications.

•	Know your customer’s rules and regulations.

For more information or assistance, contact your Field Compliance Officer, General Counsel, or the Compliance Helpline at 1-800-211-4226.

Former Government Personnel

Federal laws and regulations govern employment and obtaining services from former military and civilian government personnel and prohibit conflicts of interests (“working both sides of the street”). Talk with our General Counsel before initiating any employment discussions with a government employee.

Refer questions in this area to General Counsel at (831) 724-1011.

Public Affairs

•	The Company encourages all employees to participate in lawful political activity.

•	There will be no pressure placed on employees, officers or directors to personally contribute to any political activity, and the Company will not reimburse any employee, officer or director for individual or group political activity.

•	Company management carries a responsibility to our stockholders, employees, customers and the public to create an awareness and understanding of the Company’s position on local, state and national affairs that directly affect the Company’s welfare.

•	The Company is prohibited, by law, from making contributions to candidates for federal office.

•	The Company can, in certain instances, make political contributions to state and local candidates. All such contributions are made from Corporate Office with the approval process outlined in the Company’s Campaign Contribution Guidelines.

For further information, contact the Investor Relations Manager or the Compliance Helpline at 1-(800) 211-4226.

Antitrust Laws & Competing Fairly

Competition is the basis of this country’s economy. Antitrust laws are designed to keep the marketplace open to competition, which is in the Company’s best interest. Employees must not only obey federal and state antitrust laws, but also must avoid circumstances that are likely to create any suspicion of violations. We must, at all times, avoid actions or words which could be misinterpreted, creating a perception that a violation has occurred, even though the intent may be proper.

Certain types of conduct between competitors are always illegal. You must never:

•	Agree on prices.

•	Agree on any other terms of sale.

•	Allocate or divide up customers, territories or markets.

•	Agree on production limits.

•	Agree on, or rig, competing bids.

•

Other types of conduct may be illegal, and always require prior review by General Counsel:

•	Requirements contracts.

•	Exclusive dealing arrangements.

•	Customer or supplier boycotts.

•	Tying or bundling together different products and services.

The antitrust laws also prohibit acquisitions that could injure competition. Granite must notify the government before carrying out acquisitions of business that have sales or assets exceeding certain minimum threshold levels. Anyone who works on a proposed acquisition should involve the Company’s legal counsel at the very beginning of such activity.

As a general rule, employees should avoid contact with competitors. In those circumstances where contacts are necessary, for example, trade associations and customer-sponsored pre-bid meetings, limit discussion to permissible subjects. Never discuss prices or other matters relating to competition. Before you attend any meeting where competitors will be present, be sure you know the antitrust “do’s and don’ts”.

Antitrust laws apply to dealings with customers and suppliers as well as competitors. For example, they prohibit illegal price discrimination in the purchase and sale of products. If you are involved in the purchase and/or sale of products, know the Robinson Patman Act rules in the Antitrust Checklist.

Competing fairly means we do not attempt to control or monopolize any markets. Employees must also avoid unfair business practices, such as:

•	Defamation and lying about a competitor’s business, products and services.

•	Inducing breach of contract, or causing a customer to break a contract with a competitor.

•	Fraudulent and false statements.

•	Industrial spying.

•	Bribing customers’ agents and employees.

Individuals found guilty of antitrust violations and their companies are subject to extraordinarily severe penalties, including termination. Criminal violations of the antitrust laws are felonies. Individuals may be imprisoned for up to three years and fined up to $350,000. Companies have been fined as much as $500 million. In some cases, greater fines are possible both against the individuals and companies. In addition, persons injured by antitrust violations can sue to collect three times the amount of damage suffered plus their attorney’s fees. A combination of criminal and civil liability for a single violation of the antitrust laws can financially cripple even large companies. If there is the slightest doubt about the legality of a particular transaction, employees should either contact the General Counsel or the Compliance Helpline at 1-(800) 221-4226.

This section is intended as an overview. For further information, consult with your manager or refer to the Antitrust and Fair Competition Checklist published by the Legal Department. For a copy, please contact the General Counsel at (831)-724-1011.

Securities Laws

It is the Company’s policy that all employees, officers and directors comply with the securities laws. In particular, each person must carefully obey the laws and regulations which make it illegal to engage in insider trading or communicate material non-public information to third parties.

Each person must follow the Company’s Insider Trading Policy that is issued to all employees and contained in the Insider Trading Compliance Manual. Briefly, this means you may not legally trade in Company securities, for example, notes, stocks, or bonds, if you possess material information which has not been made public whether the trading is done in the open market or through your individual 401(k) or other retirement accounts. You are also prohibited from sharing material non-

public information with another person where you can anticipate improper trading. This prohibition extends to material non-pubic information about a customer, subcontractor, supplier, or any other company with publicly traded shares that you might learn through your work at the Company.

“Material non-public information” includes information that is not available to the public at large that could affect the market price of a security and to which a reasonable investor would attach importance in deciding whether to buy, sell, or retain the security. The Insider Trading Policy contains examples and more information. Further, after material information has been publicly disclosed through appropriate channels, you may begin trading on the third full trading day to allow for public dissemination and evaluation of the information.

Officers, directors, executive staff, and affiliates of the Company are subject to additional securities law requirements. These restrictions and reporting requirements are contained in the Insider Trading Compliance Manual. Included are limitations on the timing and volume of, or bans on, certain types of transactions.

Inquiries about the financial or operating affairs of the Company from the media or financial community are handled by Investor Relations. All managers are responsible for periodically reviewing the Investor Relations and Disclosure Policy with their employees. We will provide all members of the public equal access to honest and accurate material information.

Violations of securities laws can result in criminal and civil penalties against a person who trades on material non-public information as well as against a person who supplies such information to another person for the purpose of trading in a company’s securities. For questions concerning:

•	Securities law issues: Contact our General Counsel.

•	Investor Relations and outside contacts: Contact the Investor Relations Manager.

For further questions, please contact the Compliance Helpline at 1-(800) 211-4226.

International Business

Doing business outside the United States, or with foreign nationals, requires special expertise. Before you do any such work, you must first:

•	Consult General Counsel

•	Receive training on the Foreign Corrupt Practices Act and other legal requirements

CODE OF CONDUCT

Procedures

Getting Help

All directors, officers and employees have a responsibility to read, understand and follow our Code of Conduct. Remember, this is only the starting point. Our Code does not attempt to address every situation you might encounter in your job. So where do you turn for help?

Most of the procedures and policies noted in the Compliance section of our Code can be found on the Company’s Intranet. To get to Granite Insiders, click on the following URL:https://intranet.gcinc.com/GRANITEINSIDERS/ DailyMessage.cfm, and look under the heading: “Resources” for a link to, Policies and Procedures.

Your first resource is your immediate supervisor. He or she is willing to answer your questions or to contact a Company resource who can. But, if you feel your situation would make it impossible or uncomfortable to approach your immediate supervisor, you should go to your next level of management. At any time you may call the Compliance Helpline at 1-800-211-4226 to be put in touch with the Corporate Compliance Officer or another appropriate resource for advice.

The Compliance Helpline is answered 24 hours a day, seven days a week by an outside service. When you call, you will be asked for the general nature of your concern so your call can be properly handled. You may call anonymously.

Discipline

It is a condition of employment for all employees to read, understand and comply with our Code of Conduct. Violations of law, this Code, and other Company policies and procedures can lead to disciplinary action up to and including termination. Supervisors, managers and officers can also be subject to discipline if they condone, permit or have knowledge of illegal, unethical or other improper conduct and do not take appropriate action.

The Company will not tolerate retaliation against anyone who, in good faith, uses the Compliance Helpline or otherwise reports or raises questions regarding potentially illegal, unethical or improper conduct.

If a Granite employee, officer, or director should ever believe that a waiver of any of these standards is appropriate, a waiver granted to an executive officer or director can only be approved by the full Board or a Board Committee and will either be posted on Granite’s external website or disclosed on Form 8-K within five (5) business days.

APPENDIX

Contacts

Position/Title	Name	Phone	Email
Audit Committee Chair	Richard Brooks	(208)726-1900	not available
Compliance & CFO	Bill Barton	(831)761-4704	bill.barton@gcinc.com
General Counsel	Mike Futch	(831)761-4708	mike.futch@gcinc.com
Human Resources & Dir. of Corp. Social Responsibility	Mike Thomas	(831)761-4709	mike.thomas@gcinc.com
Internal Auditor	Larry Roberts	(831) 761-4782	larry.roberts@gcinc.com
Compliance Helpline		(800) 211-4226

For Field Compliance Officers, please refer to the Company Personnel Roster/ Phone Directory.

E-A-1

Code of Conduct

Acknowledgment

Your personal commitment to doing the right thing:

I acknowledge receiving the Code of Conduct. I understand that the Code does not attempt to cover all aspects of behavior and decision-making in the Company, however it does represent the requirements that apply to all directors, officers and employees. I further acknowledge that I have read the Code and that I understand the importance of acting ethically and agree to abide by it.

Employee Signature	Date

Print name

Job Location

E-A-2

Appendix A

GRANITE CONSTRUCTION INCORPORATED

AUDIT/ COMPLIANCE COMMITTEE CHARTER

as Approved by the Board of Directors on

January 31, 2003

(Revised January 22, 2004)

Purpose

      The Audit/ Compliance Committee (“Committee”) is appointed by the Board of Directors and its purpose is to assist the Board in (A) its oversight of (1) the Company’s accounting and financial reporting principles and policies and internal controls and procedures, including the internal audit function, (2) the integrity of the company’s financial statements, (3) the qualifications and independence of the Company’s independent auditor, (4) the Company’s compliance with legal and regulatory requirements, and (5) the Company’s Corporate Compliance Program and Code of Conduct, and (B) selecting, evaluating, setting the compensation of, and, where deemed appropriate, replacing the Company’s independent auditor (or nominating independent auditor to be proposed for stockholder approval in any proxy statement). In addition, the Committee shall prepare the report required by the rules of the Securities and Exchange Commission (S.E.C.) to be included in the Company’s annual proxy statement.

Duties & Responsibilities

      The function of the Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles, policies, internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for planning and carrying out a proper audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

      The Committee shall be comprised of at least three directors, each of whom shall satisfy the independence and experience requirements of the New York Stock Exchange and the S.E.C., as such requirements are interpreted by the Board in its business judgment. At least one member of the Committee shall be a financial expert, as defined by Item 401(h) of Regulation S-K (§229.401(h)). Director fees are the only compensation a Committee member shall receive from the Company.

      The Committee shall meet regularly, but not less frequently than quarterly, to discuss with management the annual audited and quarterly unaudited financial statements. The Committee should also meet separately at least quarterly in executive sessions with management, the internal auditor and the independent auditor to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately. The Committee may form and delegate authority to subcommittees when appropriate.

      In addition, the Committee shall have the sole authority to appoint/ replace the independent auditor, subject to stockholder ratification, and Pre-approve all audit, review and attest services that are required under the securities laws and all other permissible non-audit service to be rendered by the independent auditor. Non-audit services can also be pre-approved in accordance with the Policies and Procedures established by the Committee (see appendix). The independent auditor will report directly to the Committee. The Committee may request any officer or employee of the Company, the Company’s outside counsel, independent auditor, investment bankers or financial analysts who follow the Company to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall have the authority to retain legal, accounting or other consultants as it determines necessary to carry out its duties.

QLCC

      The Audit/ Compliance Committee shall serve as the Qualified Legal Compliance Committee (“QLCC”) of the Board of Directors and which shall adhere to the following:

Purpose

      The purpose of the QLCC is to receive evidence of a material violation of federal or state securities law or breach of fiduciary duty or similar violation by the Company or by any officer, employee, or agent of the Company (a “Material Violation”) from attorneys subject to Section 307 of the Sarbanes-Oxley Act of 2002 (the “Act”) representing the Company (whether employed by the Company or as outside counsel or otherwise) and to determine an appropriate response of the Company to evidence of such Material Violation

Responsibilities

      The QLCC is charged by the Board with establishing and maintaining the appropriate procedures to address reported evidence of Material Violations, the reporting requirements mandated by Section 307 of the Act, and to take all appropriate action to address such evidence as outlined in the Reporting Requirements section of this charter. See the Granite Audit/ Compliance Committee Handbook for additional QLCC procedures.

Activities

      The Committee shall make regular reports to the Board on the business conducted by the Committee.

      For the following areas, the Committee shall:

     Independent Auditor

       1.     Review the annual audited financial statements with management and the independent auditor, including those matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the annual audit. In particular, discuss:

a. The adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditor or management.

b. The management letter provided by the independent auditor and the Company’s response to that letter.

c. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

d. Any changes recommended in the planned scope of the annual audit and any special audits.

e. Any issues on which the Company’s independent audit team consulted the independent auditor’s national office.

f. Report on internal control weaknesses and other recommendations and management response.

g. Discuss scope of interim reviews, annual audit, staffing and fees.

h. Major issues or disagreements regarding accounting and auditing principles and practices.

       2.     Review with management and the independent auditor the Company’s quarterly or annual financial statements prior to the filing of its Form 10-Q or Form 10-K, including the results of the independent auditor’s reviews of the Company’s quarterly financial statements prior to the release of quarterly and annual earnings.

       3.     Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

       4.     Review the experience and qualifications of the senior members of the independent auditor team, including the lead partner.

       5.     Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company.

       6.     Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

       7.     Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent auditing firm itself on a regular basis.

       8.     Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

       9.     Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934, as amended, has not been implicated.

Internal Audit

      10.     Review from time to time with management and/or the internal auditor (whether they are Company employees or independent contractors) the internal audit functions, its charter, and the appointment and replacement of the internal auditor.

      11.     Review the significant reports to management prepared by the internal auditor and management’s responses.

      12.     Discuss with the independent auditor the internal audit responsibilities, budget, annual audit plan and staffing and any recommended changes in the planned scope of the internal audit plan for the coming year

      13.     Obtain and review reports from management and the internal auditor that the Company’s subsidiaries are in conformity with applicable legal and reporting requirements, including disclosures of insider and related party transactions.

      14.     Assure that the procedures to promote and protect “whistle blowers” are established and effective, which will provide for confidential, anonymous submissions by employees of the Company of concerns regarding questionable internal controls, accounting or auditing matters.

Granite Management

      15.     Review and discuss with management an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of the accounting principles, any major issues as to the adequacy of the Company’s internal controls, the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements.

      16.     Discuss with management the company’s earnings releases, 10Q, 10K and other press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance, if any, provided to analysts and rating agencies.

      17.     Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

      18.     Review policies from time to time with management and/or recommend to the Board guidelines for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account.

      19.     Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

      20.     Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the company’s Code of Conduct and Corporate Compliance Program

      21.     Review with the Company’s outside legal counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

      22.     Ensure that the Code of Conduct addresses conflicts of interest, fair dealing, the protection and proper use of Company assets, compliance with laws and regulations, and the reporting of legal or unethical behavior.

Qualified Legal Compliance Committee

      23.     The QLCC shall meet as necessary to develop its procedures and discharge its responsibilities.

      24.     The QLCC shall establish written procedures to receive, consider and retain Section 307 reports, as contemplated by the Act.

      25.     The QLCC shall inform the Company’s chief legal officer (“CLO”) and chief executive officer (“CEO”) of any report of evidence of a Material Violation.

      26.     The QLCC shall decide whether an investigation is necessary to determine whether the Material Violation described in the report has occurred, is occurring, or is about to occur and, if so, to:

a. notify the full Board of Directors;

b. initiate an investigation, which may be conducted either by the CLO or by outside attorneys; and

c. retain such additional expert personnel as the QLCC deems necessary.

      27.     The QLCC shall at the conclusion of any such investigation:

a. recommend that the Company implement an “appropriate response,” which may include appropriate remedial measures, such as

(i) appropriate disclosures, and/or the imposition of appropriate sanctions or steps to stop any Material Violation that occurs, prevent any Material Violation that is yet to occur, and/or to rectify or address any Material Violation that has already occurred and minimize the likelihood of its recurrence; and

(ii) inform the CLO and CEO and the Board of the results of any such investigation and the appropriate remedial measures to be adopted; and

b. take all appropriate action to implement an appropriate response, including, in the event the Company fails in any material respect to implement an appropriate response that the QLCC has recommended, consider exercising, and if appropriate, exercising the QLCC’s authority to notify the Securities and Exchange Commission.

      28.     The QLCC shall have the authority to engage such professional advisors, including independent counsel and such other advisors or consultants as the QLCC determines are appropriate to discharge its responsibilities.

      29.     The QLCC shall have the authority to develop and maintain appropriate corporate training programs to facilitate familiarity with and foster the development of expertise in the operation of the QLCC.

Audit/ Compliance Committee

      30.     Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

      31.     Review and reassess the adequacy of the Charter annually and recommend any proposed changes to the Board for approval.

      32.     Evaluate the Committee’s performance annually.

      33.     At the beginning of each fiscal year, share with the full Board the Committee’s planned agenda for the ensuing year.

      34.     Pre-approve the audit and non-audit services performed by the independent auditor in order to assume that they do not impair the auditor’s independence from the Company in conformity with the Audit and Non-Audit Services Pre-Approval Policy

      35.     Evaluate annually the performance of the Director of Internal Audit and the Corporate Compliance Officer.

      36.     Audit Committee Chair will report regularly to the Board of Directors

a. The results of the annual independent audit.

b. The appointment of the independent auditor.

c. Other significant matters.

      37.     Hold Executive Sessions with the independent auditor, internal auditor, Granite management and others.

Audit/Compliance Committee
Meeting Planner
AN = As Necessary		Meeting Dates

			Q1	Q2	Q3	Q4
Independent Auditor		A
		N	3/10/04	5/24/04	7/21/04	12/01/04

1	Review annual audited financial statements (including required communications); recommend to the Board when the audited financial statements should be included in the 10-K.		X
2	Review the quarterly or annual financial statements prior to filing the 10-Q or 10-K, including results of the independent auditor’s reviews prior to the release of quarterly or annual earnings.		X	X	X	X
3	Review the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the financial statements.		X	X	X	X
4	Review the experience and qualifications of the senior members of the independent auditor team, including the lead partner.	X
5	Obtain and review a report from the independent auditor regarding a) quality control procedures, b) any material issues raised by the most recent quality-control review of the firm, or by any inquiry by authorities within the preceding five years, c) any steps taken to deal with any such issues, and d) all relationships between the independent auditor and the Company.					X
6	Evaluate the qualifications, performance and independence of the independent auditor and present conclusions to the Board.		X
7	Consider adopting a policy of rotating the lead audit partner or even the independent auditing firm itself on a regular basis.	X
8	Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.					X
9	Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934, as amended, has not been implicated.		X	X	X	X

			Q1	Q2	Q3	Q4
A
		N	3/10/04	5/24/04	7/21/04	12/01/04

Internal Audit
10	Review Internal Audit functions, charter, and the appointment and replacement of the internal auditor.	X
11	Review the significant reports to management prepared by the internal auditor and management’s responses.		X	X	X	X
12	Discuss with the internal auditor the internal audit responsibilities, annual audit plan, budget and staffing and any recommended changes in the planned scope of the internal auditing plan for the coming year.					X
13	Obtain and review reports from management and the internal auditor that the Company’s subsidiaries are in conformity with applicable legal and reporting requirements.	X
14	Assure that the procedures to promote and protect “whistle blowers” are established and effective.	X
Granite Management
15	Review and discuss with management an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.		X	X	X	X
16	Discuss with management the company’s earnings releases, including non-GAAP measures, financial information and guidance.		X	X	X	X
17	Review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.	X
18	Review policies with management and/or recommend to the Board guidelines for the hiring of employees of the independent auditor who were engaged on the Company’s account.	X
19	Review with management and the independent auditor any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies	X

			Q1	Q2	Q3	Q4
A
		N	3/10/04	5/24/04	7/21/04	12/01/04

	Advise the Board with respect to the		X	X	X	X
20	Company’s policies and procedures regarding compliance with applicable laws and regulations and with the company’s Code of Conduct.
21	Review with the Company’s outside legal counsel legal matters that may have a material impact on the financial statements, compliance polices and any material reports received from regulators or governmental agencies.	X
22	Ensure that the Code of Conduct addresses conflicts of interest, fair dealing, the protection and proper use of Company assets, compliance with laws and regulations and the reporting of illegal or unethical behavior.	X
QLCC
23	Develop procedures and discharge responsibilities.	X
24	Establish written procedures to receive, consider and retain Section 307 reports, as contemplated by the Act.	X
25	Inform the Company’s chief legal officer (“CLO”) and chief executive officer (“CEO”) of any report of evidence of a material violation.	X
26	Decide whether an investigation is necessary to determine whether a Material Violation has occurred, is occurring, or is about to occur and, if so, to a) notify the full Board of Directors; b) initiate an investigation, which may be conducted either by the CLO or by outside attorneys; and c) retain additional expert personnel.	X
27	At the conclusion of any investigation, recommend that the Company implement an appropriate response.	X

			Q1	Q2	Q3	Q4
A
		N	3/10/04	5/24/04	7/21/04	12/01/04

28	Engage professional advisors as appropriate to discharge Committee responsibilities.	X
29	Develop and maintain appropriate corporate training programs to facilitate familiarity with and foster the development of expertise in the operation of the QLCC.	X
Audit/ Compliance Committee
30	Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.		X
31	Review and reassess the adequacy of the Charter annually and recommend any proposed changes to the Board for approval.		X
32	Evaluate the Committee’s performance annually.			X
33	At the beginning of each fiscal year, share with the full Board the Committee’s planned agenda for the ensuing year.		X
34	Pre-approve the audit and non-audit services performed by the independent auditor					X
35	Evaluate the performance of the Director of Internal Audit and the Corporate Compliance Officer.				X
36	Report to the Board of Directors results of annual independent audit, recommendation of the appointment of the independent auditor and other matters as necessary.	X
37	Hold Executive Sessions with the independent auditor, internal auditor, Granite management and counselors.		X	X	X	X

The Committee meeting planner contemplates Committee chairperson leadership (with input from management and the auditors) in:

•	Developing a detailed agenda for each meeting

•	Keeping lines of communication open among the Board, auditors and Committee members

GRANITE CONSTRUCTION INCORPORATED
AMENDED AND RESTATED
1999 EQUITY INCENTIVE PLAN

(As Adopted Effective May 24, 2004)

-i-

(continued)

-ii-

(continued)

-iii-

GRANITE CONSTRUCTION INCORPORATED
AMENDED AND RESTATED
1999 EQUITY INCENTIVE PLAN
(As Adopted Effective May 24, 2004)

SECTION 1. ESTABLISHMENT, PURPOSE, AND TERM OF PLAN

     1.1 Establishment. The Granite Construction Incorporated 1999 Equity Incentive Plan was initially established effective May 24, 1999 (the “Initial Plan”). The Initial Plan is hereby amended and restated in its entirety as the Granite Construction Incorporated Amended and Restated 1999 Equity Incentive Plan (the “Plan”) effective as of May 24, 2004, the date of its approval by the stockholders of the Company (the “Effective Date”).

     1.2 Purpose. The purpose of the Plan is to advance the interests of the Company, by encouraging and providing for the acquisition of an equity interest in the success of the Company by Employee and Directors, by providing additional incentives and motivation toward superior performance of the Company, and by enabling the Company to attract and retain the services of Employees and Directors upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units, by providing Nonemployee Directors with the opportunity to receive Options or Stock Units in lieu of compensation otherwise payable in cash, and by providing for payments in the form of shares of Stock or cash.

     1.3 Term of Plan. The Plan shall remain in effect until the earlier of (a) its termination by the Committee pursuant to Section 14 or (b) the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Awards granted under the Plan have lapsed. However, all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

SECTION 2. DEFINITIONS AND CONSTRUCTION

     2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a) “Award” means any Option, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Director Fee Award granted under the Plan.

          (b) “Award Agreement” means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant. An Award Agreement may be an “Option Agreement,” a “Restricted Stock Agreement,” a “Restricted Stock Units Agreement,” a “Performance Share Agreement,” a “Performance Unit Agreement,” a “Nonemployee Director Option Agreement,” or a “Stock Units Agreement.”

1

          (c) “Board” means the Board of Directors of the Company.

          (d) “Cause” means, unless otherwise defined by the Participant’s Award Agreement or contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, or falsification of any Participating Company documents or records; (ii) the Participant’s repeated failure to report to work during normal hours, other than for customarily excused absences for personal illness or other reasonable cause; (iii) the Participant’s conviction (including any plea of guilty or nolo contendere) of theft or felony; (iv) the Participant’s wrongful disclosure of a Participating Company’s trade secrets or other proprietary information; (v) any other dishonest or intentional action by the Participant which has a detrimental effect on a Participating Company; or (vi) the Participant’s habitual and repeated nonperformance of the Participant’s duties.

          (e) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (f) “Committee” means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. If no committee of the Board has been appointed to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

          (g) “Company” means Granite Construction Incorporated, a Delaware corporation, or any successor corporation thereto.

          (h) “Director” means a member of the Board.

          (i) “Director Fee Award” means any Nonemployee Director Option or Stock Unit granted pursuant to Section 9.

          (j) “Disability” means a permanent and total disability as defined under the Company’s Long Term Disability Plan or any successor plan, regardless of whether the Participant is covered by such Long Term Disability Plan.

          (k) “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

          (l) “Employee” means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the Plan as of the time of the Company’s determination, all such

2

determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

          (m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          (n) “Fair Market Value” means, as of any relevant date, the closing sale price of a share of Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) on the relevant date on the New York Stock Exchange or such other national or regional securities exchange or market system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion. If, on such date, there is no public market for the Stock, the Fair Market Value of a share of Stock shall be as determined by the Committee.

          (o) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

          (p) “Insider” means an officer, a Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

          (q) “Nonemployee Director” means a Director who is not an Employee.

          (r) “Nonemployee Director Option” means a Director Fee Award in the form of Nonstatutory Stock Option granted pursuant to the terms and conditions of Section 10.

          (s) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an Incentive Stock Option.

          (t) “Option” means the right to purchase Stock at a stated price for a specified period of time pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

          (u) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

          (v) “Participant” means any eligible person who has been granted one or more Awards.

          (w) “Participating Company” means the Company or any Parent Corporation or Subsidiary Corporation.

          (x) “Participating Company Group” means, at any point in time, all corporations collectively which are then Participating Companies.

3

          (y) “Performance Goal” means a performance goal established by the Committee pursuant to Section 9.3.

          (z) “Performance Period” means a period established by the Committee pursuant to Section 9.3 at the end of which one or more Performance Goals are to be measured.

          (aa) “Performance Share” means a bookkeeping entry representing a right granted to a Participant pursuant to the terms and conditions of Section 8 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

          (bb) “Performance Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to the terms and conditions of Section 9 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

          (cc) “Restricted Stock” means Stock granted to a Participant pursuant to the terms and conditions of Section 7.

          (dd) “Restricted Stock Unit” means a bookkeeping entry representing a right granted to a Participant pursuant to Section 8 to receive a share of Stock on a date determined in accordance with the provisions of Section 8 and the Participant’s Award Agreement.

          (ee) “Restriction Period” means the period established in accordance with Section 7.3 of the Plan during which shares subject to a Restricted Stock Award are subject to Vesting Conditions.

          (ff) “Retirement” means (i) with respect to an Employee, termination of employment for retirement under the terms of the Company’s defined contribution plans, and (ii) with respect to a Nonemployee Director, resignation from Service on the Board after attaining the age of 55 and after at least ten years of Service on the Board.

          (gg) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

          (hh) “Section 162(m)” means Section 162(m) of the Code.

          (ii) “Securities Act” means the Securities Act of 1933, as amended.

          (jj) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee or a Director. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the one hundred eighty-first (181st) day following the

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commencement of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option unless the Participant’s right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether a Participant’s Service has terminated and the effective date of such termination.

          (kk) “Stock” means the Common Stock of the Company, as adjusted from time to time in accordance with Section 5.3.

          (ll) “Stock Unit” means a Director Fee Award in the form of a bookkeeping entry representing a right granted to a Participant pursuant to the terms and conditions of Section 10 to receive payment of one (1) share of Stock.

          (mm) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

          (nn) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

          (oo) “Vesting Conditions” mean those conditions established in accordance with Section 7.3 or Section 8.3 of the Plan prior to the satisfaction of which shares subject to a Restricted Stock Award or Restricted Stock Unit Award, respectively, remain subject to forfeiture or a repurchase option in favor of the Company upon the Participant’s termination of Service.

     2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, words in the masculine gender, when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

SECTION 3. ELIGIBILITY AND AWARD LIMITATIONS

     3.1 Persons Eligible for Incentive Stock Options. Incentive Stock Options may be granted only to Employees. For purposes of the foregoing sentence, the term “Employees” shall include prospective Employees to whom Options are granted in connection with written offers of employment with the Participating Company Group, provided that any such Option shall be deemed granted effective on the date that the Participant commences Service as an Employee, with an exercise price determined as of such date in accordance with Section 6.2.

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     3.2 Persons Eligible for Other Awards. Awards other than Incentive Stock Options may be granted only to Employees and Directors. For purposes of the foregoing sentence, the terms “Employees” and “Directors” shall include prospective Employees and prospective Directors to whom Awards are granted in connection with written offers of employment or service as a Director with the Participating Company Group, provided that no Stock subject to any such Award shall vest, become exercisable or be issued prior to the date on which the Participant commences Service. A Director Fee Award may be granted only to a person who, at the time of grant, is a Nonemployee Director. Eligible persons may be granted more than one (1) Award.

     3.3 Section 162(m) Award Limits. The following limitations shall apply to the grant of any Award if, at the time of grant, the Company is a “publicly held corporation” within the meaning of Section 162(m).

          (a) Stock Options. Subject to adjustment as provided in Section 5.3, no Employee shall be granted one or more Options within any fiscal year of the Company which in the aggregate are for the purchase of more than one hundred thousand (100,000) shares; provided, however, that the Company may make an additional one-time grant to any newly-hired Employee of an Option for the purchase of up to two hundred fifty thousand (250,000) shares. An Option which is canceled in the same fiscal year of the Company in which it was granted shall continue to be counted against the limits described in this subsection for such period.

          (b) Restricted Stock. Subject to adjustment as provided in Section 5.3, no Employee may be granted within any fiscal year of the Company more than one hundred thousand (100,000) shares of Restricted Stock, provided that such limit shall apply only to Awards of Restricted Stock which are granted or subject to Vesting Conditions based upon the attainment of Performance Goals.

          (c) Restricted Stock Units. Subject to adjustment as provided in Section 5.3, no Employee shall be granted within any fiscal year of the Company more than one hundred thousand (100,000) Restricted Stock Units, provided that such limit shall apply only to Awards of Restricted Stock Units which are granted or subject to Vesting Conditions based upon the attainment of Performance Goals.

          (d) Performance Shares and Performance Units. Subject to adjustment as provided in Section 5.3, no Employee may be granted (i) Performance Shares which could result in such Employee receiving more than one hundred thousand (100,000) shares of Stock for each full fiscal year of the Company contained in the Performance Period for such Award, or (ii) Performance Units which could result in such Employee receiving more than one million five hundred thousand dollars ($1,500,000) for each full fiscal year of the Company contained in the Performance Period for such Award. No Participant may be granted more than one Performance Share Award or one Performance Unit Award (but not both such Awards) for the same Performance Period.

     3.4 Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 5.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall

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not exceed four million two hundred fifty thousand (4,250,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 5.1, subject to adjustment as provided in Section 5.2 and Section 5.3.

     3.5 Aggregate Limit on Restricted Stock, Restricted Stock Unit, Performance Share and Performance Unit Awards Not Providing for Certain Minimum Vesting. Notwithstanding any provision of the Plan to the contrary, no more than five percent (5%) of the maximum aggregate number of shares of Stock that may be issued under the Plan, determined in accordance with Section 5.1 (as adjusted from time to time pursuant to Sections 5.2 and 5.3), shall be issued pursuant to the following Awards granted on or after the Effective Date: (a) Restricted Stock or Restricted Stock Unit Awards having Vesting Conditions which (i) if based upon a Service requirement, provide for vesting more rapid than annual pro rata vesting over a period three (3) years or (ii) if based upon the attainment of one or more Performance Goals, provide for a Performance Period of less than twelve (12) months, or (b) Performance Share or Performance Unit Awards having a Performance Period of less than twelve (12) months.

SECTION 4. ADMINISTRATION

     4.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive for all purposes and upon all persons whomsoever.

     4.2 Authority of Officers. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

     4.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

     4.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

     4.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

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          (a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock or units to be subject to each Award and the value of a unit;

          (b) to determine the type of Award granted and to designate Options as Incentive Stock Options or Nonstatutory Stock Options;

          (c) to determine the Fair Market Value of shares of Stock or other property;

          (d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise price of any Option, (ii) the method of payment for shares purchased upon the exercise of any Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to the Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

          (e) to determine whether an Award of Performance Shares or Performance Units will be settled in shares of Stock, cash, or in any combination thereof;

          (f) to approve one or more forms of Award Agreement;

          (g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

          (h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

          (i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

          (j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

     4.6 Option Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve a program providing for either (a) the

8

cancellation of outstanding Options and the grant in substitution therefore of new Options having a lower exercise price or (b) the amendment of outstanding Options to reduce the exercise price thereof. This paragraph shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

SECTION 5. STOCK SUBJECT TO PLAN

     5.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Section 5.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be four million two hundred fifty thousand (4,250,000) and shall consist of authorized but unissued or reacquired shares of Stock not reserved for any other purpose, or any combination thereof.

     5.2 Share Accounting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company at the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan (a) with respect to any portion of an Award that is settled in cash or (b) to the extent such shares are withheld in satisfaction of tax withholding obligations pursuant to Section 13.2. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.

     5.3 Adjustment in Capitalization. In the event of any stock dividend, stock split, reverse stock split, recapitalization, merger, combination, exchange of shares, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, in the award limits set forth in Sections 3.3 and 3.4, and in the exercise price per share of any outstanding Options. If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control, as defined in Section 11.3) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to outstanding Awards and the exercise price per share of outstanding Options shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 5.3 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Committee pursuant to this Section 5.3 shall be final, binding and conclusive.

SECTION 6. STOCK OPTIONS

     6.1 Grant of Options. Subject to the provisions of Sections 1.3, 3 and 5, Options (other than pursuant to a Director Fee Award) may be granted to Participants at any time and

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from time to time as shall be determined by the Committee. Each Option shall be evidenced by an Award Agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other provisions as the Committee shall determine. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and, except as otherwise set forth in Section 10 with respect to a Nonemployee Director Option, shall comply with and be subject to the terms and conditions set forth in Sections 6.2 through 6.6 below.

     6.2 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

     6.3 Exercise Period. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, and (c) no Option granted to a prospective Employee or prospective Director may become exercisable prior to the date on which such person commences Service. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, any Option granted hereunder shall have a term of ten (10) years from the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

     6.4 Payment of Exercise Price. The purchase price of Stock upon exercise of any Option shall be paid in full by such methods as shall be permitted by the Committee or as provided in a Participant’s Award Agreement, which need not be the same for all Participants, and subject to the following:

          (a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of

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Governors of the Federal Reserve System) (a “Cashless Exercise”), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration. The proceeds from payment of the Option exercise prices shall be added to the general funds of the Company and shall be used for general corporate purposes.

          (b) Limitations on Forms of Consideration.

               (i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for more than six (6) months (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

               (ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

     6.5 Effect of Termination of Service.

          (a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee in the grant of an Option and set forth in the Award Agreement, an Option shall be exercisable after a Participant’s termination of Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate:

               (i) Death or Disability. If the Participant’s Service is terminated by reason of the death or Disability of the Participant, the Option, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death) at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Committee, in its discretion) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”). If an Option intended to be an Incentive Stock Option is exercised by a Participant more than three (3) months following the Participant’s termination of Service by reason of a Disability which is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, such exercise will be treated as the exercise of a Nonstatutory Stock Option to the extent required by Section 422 of the Code. The

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Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

               (ii) Retirement. If the Participant’s Service is terminated by reason of the Retirement of the Participant, the Option may be exercised at such time (but in any event no later than the Option Expiration Date) and in such amounts as shall be determined by the Committee at the time of grant of the Option and set forth in the Award Agreement.

               (iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause, the Option shall terminate and cease to be exercisable immediately upon such termination of Service.

               (iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except death, Disability, Retirement or Cause, the Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant’s Service terminated, may be exercised by the Participant within thirty (30) days (or such longer period of time as determined by the Committee, in its discretion) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

          (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.5(a) is prevented by the provisions of Section 12.1 below regarding compliance with securities laws, the Option shall remain exercisable until thirty (30) days after the date the Participant is notified by the Company that the Option is exercisable, but in any event no later than the Option Expiration Date.

          (c) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, other than termination of Service for Cause, if a sale within the applicable time periods set forth in Section 6.5(a) of shares acquired upon the exercise of the Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

     6.6 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 Registration Statement under the Securities Act.

SECTION 7. RESTRICTED STOCK

     7.1 Grant of Restricted Stock. Subject to the provisions of Sections 1.3, 3 and 5, Awards of Restricted Stock may be granted to Participants at any time and from time to time as

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shall be determined by the Committee, including, without limitation, upon the attainment of one or more Performance Goals as described in Section 9.4. If either the grant of Restricted Stock or the lapsing of the Restriction Period is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5. Each grant of Restricted Stock shall be evidenced by an Award Agreement that shall specify the number of shares of Stock subject to and the other terms, conditions and restrictions of such Award as the Committee shall determine. No Restricted Stock Award or purported Restricted Stock Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions set forth in Sections 7.2 through 7.7 below.

     7.2 Purchase Price. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Restricted Stock, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to such Restricted Stock Award.

     7.3 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any Restriction Period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise alienated or hypothecated, other than pursuant to an Ownership Change Event, as defined in Section 14.1. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions. All rights with respect to Restricted Stock granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant.

     7.4 Other Restrictions. The Committee may impose such other restrictions on any shares of Restricted Stock granted hereunder as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law and under any blue sky or state securities laws applicable to such shares, and may legend the certificates representing the Restricted Stock to give appropriate notice of such restrictions.

     7.5 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 7.4 and any Award Agreement, during the Restriction Period applicable to shares subject to a Restricted Stock Award, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a

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change in the capital structure of the Company as described in Section 5.3, then any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

     7.6 Dividends and Other Distribution. During the Restriction Period, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of stock, the shares shall be subject to the same restrictions on transferability pursuant to Section 7.3 as the shares of Restricted Stock with respect to which they were paid.

     7.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Award and set forth in the Award Agreement, the effect of a Participant’s termination of Service on his or her Restricted Stock Award shall be as follows:

          (a) Death or Disability. If the Participant’s Service is terminated by reason of the death or Disability of the Participant during the Restriction Period, the restrictions applicable to the shares of Restricted Stock pursuant to Section 7.3 shall terminate automatically with respect to all such shares.

          (b) Other Termination of Service. If the Participant’s Service terminates during the Restriction Period for any reason except death or Disability, any shares of Restricted Stock still subject to restrictions pursuant to Section 7.3 at the date of such termination shall be forfeited and automatically reacquired by the Company; provided, however, that, in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of any or all such shares and/or add such new restrictions to such shares of Restricted Stock as it deems appropriate.

SECTION 8. RESTRICTED STOCK UNITS

     8.1 Grant of Restricted Stock Units. Subject to the provisions of Sections 1.3, 3 and 5, Awards of Restricted Stock Units may be granted to Participants at any time and from time to time as shall be determined by the Committee, including, without limitation, upon the attainment of one or more Performance Goals as described in Section 9.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 9.3 through 9.5(a). Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. No Restricted Stock Unit Award or purported Restricted Stock Unit Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions set forth in Sections 8.2 through 8.7 below.

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     8.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit.

     8.3 Vesting. Restricted Stock Units may or may not be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 9.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.

     8.4 Voting, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in a Participant’s Award Agreement that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Stock having a record date prior to date on which Restricted Stock Units held by such Participants are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or any other adjustment made upon a change in the capital structure of the Company as described in Section 5.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

     8.5 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Restricted Stock Unit Award and set forth in the Award Agreement, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

     8.6 Settlement of Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or

15

other property pursuant to an adjustment described in Section 8.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes. Notwithstanding the foregoing, if permitted by the Committee and set forth in the Award Agreement, the Participant may elect in accordance with terms specified in the Award Agreement to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

     8.7 Nontransferability of Restricted Stock Unit Awards. Prior to the issuance of shares of Stock in settlement of a Restricted Stock Unit Award, the Award shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution.

SECTION 9. PERFORMANCE SHARES AND PERFORMANCE UNITS

     9.1 Grant of Performance Shares or Performance Units. Subject to the provisions of Sections 1.3, 3 and 5, the Committee, at any time and from time to time, may grant Awards of Performance Shares or Performance Units to such Participants and in such amounts as it shall determine. Each grant of a Performance Share or Performance Unit Award shall be evidenced by an Award Agreement that shall specify the number of Performance Shares or Performance Units subject thereto, the value of each Performance Share or Performance Unit, the Performance Goals and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award as the Committee shall determine. No Performance Share or Performance Unit Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Award Agreements evidencing Performance Share or Performance Unit Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions set forth in Sections 9.2 through 9.10 below.

     9.2 Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting an Award, each Performance Share shall have an initial value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 5.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial value of one hundred dollars ($100). The final payable to the Participant in settlement of a Performance Share or Performance Unit will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

     9.3 Establishment of Performance Goals and Performance Period. The Committee, in its discretion, shall establish in writing the Performance Period and Performance Goal(s) applicable to each Performance Share or Performance Unit Award. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to “performance-based compensation,” the Committee shall establish the Performance Goal(s) applicable to each Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Such Performance Goal(s), when measured

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at the end of the Performance Period, shall determine the ultimate value of the Award to be paid to the Participant. Once established, the Performance Goals shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Share or Performance Unit Award of the terms of such Award, including the Performance Period and applicable Performance Goal(s).

     9.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect one or more measures of business or financial performance (each, a “Performance Measure”). Performance Measures shall have the same meanings as used in the Company’s financial statements, or if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the ultimate value of a Performance Share or Performance Unit Award determined by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to a standard selected by the Committee. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit thereof as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to an Award shall be calculated in accordance with generally accepted accounting principles, but prior to the accrual or payment of any Performance Share or Performance Unit Award for the same Performance period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Award. Performance Measures may be one or more of the following as determined by the Committee: (a) revenue, (b) operating income, (c) pre-tax profit, (d) net income, (e) gross margin, (f) operating margin, (g) earnings per share, (h) return on stockholder equity, (i) return on capital, (j) return on net assets, (k) economic value added and (l) cash flow.

     9.5 Determination of Value of Performance Shares and Performance Units. As soon as practicable following the completion of the Performance Period for each Performance Share and Performance Unit Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the terms of the Award Agreement. The Committee shall have no discretion to increase the value of an Award payable upon its settlement in excess of the amount called for by the terms of the Award Agreement on the basis of the degree of attainment of the Performance Goals as certified by the Committee. However, notwithstanding the attainment of any Performance Goal, if permitted under a Participant’s Award Agreement evidencing a Performance Share or Performance Unit Award, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of an Award that would otherwise be paid upon its settlement. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Award. As soon as practicable following the Committee’s certification, the Company shall notify the Participant of the determination of the Committee.

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     9.6 Dividend Equivalents. The Committee may, in its discretion, provide that any Performance Share shall include a right to Dividend Equivalents with respect to cash dividends paid on Stock for which the record date is prior to the date on which the Performance Share is settled or forfeited. Dividend Equivalents may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalents may be in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 9.7. Dividend Equivalents shall not be paid with respect to Performance Units.

     9.7 Form and Timing of Payment. Payment of the ultimate value of a Performance Share or Performance Unit Award earned by a Participant as determined following the completion of the applicable Performance Period pursuant to Sections 9.5 and 9.6 may be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Payments in shares of Stock shall be determined by the Fair Market Value of a share of Stock on the last day of such Performance Period. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment of Dividend Equivalents or interest during the deferral period.

     9.8 Restrictions Applicable to Payment in Shares. Shares of Stock issued in payment of any Performance Share or Performance Unit Award may be fully vested and freely transferable shares or may be shares of Restricted Stock subject to Vesting Conditions as provided in Section 7.3. Any such shares of Restricted Stock shall be evidenced by an Award Agreement and shall be subject to the terms and conditions set forth in Sections 7.3 through 7.7 above.

     9.9 Effect of Termination of Service. Unless otherwise provided by the Committee in the grant of a Performance Share or Performance Unit Award and set forth in the Award Agreement, the effect of a Participant’s termination of Service on his or her Performance Share or Performance Unit Award shall be as follows:

          (a) Death, Disability or Retirement. If the Participant’s Service is terminated by reason of the death, Disability or Retirement of the Participant while he or she is the holder of a Performance Share or Performance Unit Award but before the completion of the applicable Performance Period, the value of the Participant’s Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 9.7.

          (b) Other Termination of Service. If the Participant’s Service terminates for any reason except death, Disability or Retirement before the completion of the Performance Period applicable to a Performance Share or Performance Unit Award held by such Participant, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its sole discretion, may waive the automatic forfeiture of all or any portion of any such Award and provide for payment

18

of such Award or portion thereof on the same basis as if the Participant’s Service had terminated by reason of Retirement.

     9.10 Nontransferability. Prior to settlement in accordance with the provisions of the Plan, no Performance Shares or Performance Units may be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Share or Performance Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

SECTION 10. DIRECTOR FEE AWARDS

     10.1 Effective Date and Duration of this Section. This Section 10 shall become effective on the first day (the “Section 10 Effective Date”) of the first calendar quarter beginning after the Effective Date, provided that elections pursuant to Section 10.2 may be made prior to the Section 10 Effective Date. Notwithstanding the foregoing, Director Fee Awards shall be granted pursuant to this Section with respect to elections made by Participants under the Initial Plan for the Plan Year quarter which ends on or after the Effective Date of the Plan. This Section 10 shall continue in effect for the remainder of the calendar year commencing on the Section 10 Effective Date (the “Initial Plan Year”) and for each subsequent calendar year commencing during the term (as provided in Section 1.3) of the Plan (a “Plan Year”). Notwithstanding any Participant’s prior election pursuant to Section 10.2, no Director Fee Award shall be granted after termination of the Plan, and all Director Fees (as defined below) with respect to which Director Fee Awards have not been granted prior to termination of the Plan shall thereafter be paid in cash in accordance with the Company’s normal Director Fee payment procedures. However, subject to compliance with applicable law as provided in Section 12, all Director Fee Awards granted prior to termination of the Plan shall continue to be governed by and may be exercised or settled in accordance with the terms of the Plan and the Award Agreement evidencing such Director Fee Award.

     10.2 Mandatory and Elective Director Fee Awards. Except as otherwise provided below, each Nonemployee Director shall be granted one or more Director Fee Awards in lieu of payment in cash of fifty percent (50%) of such Participant’s annual retainer fee, meeting fees and other compensation payable with respect to such Participant’s service as a Director (“Director Fees”) during the Initial Plan Year and each subsequent Plan Year (or the portion of such Plan Year following an individual’s initial appointment or election as a Nonemployee Director). In addition, each Participant may elect to receive Director Fee Awards in lieu of payment in cash of all or any portion of the remaining fifty percent (50%) of such Participant’s Director Fees for the Initial Plan Year and each subsequent Plan Year or applicable portion thereof. For the Initial Plan Year and each subsequent Plan Year or applicable portion thereof, a Participant shall be entitled to elect one of the following alternative forms of payment of the value of the Participant’s Director Fees:

          (a) Option Payment. A minimum of fifty percent (50%), together with such additional portion, if any, elected by the Participant up to a maximum of one hundred percent (100%), of the Participant’s Director Fees will be paid in the form of a Nonemployee Director

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Option (an “Option Payment”) and the balance will be paid in cash in accordance with the Company’s normal Director Fee payment procedures.

          (b) Stock Units Payment. A minimum of fifty percent (50%), together with such additional portion, if any, elected by the Participant up to a maximum of one hundred percent (100%), of the Participant’s Director Fees will be paid in the form of Stock Units (a “Stock Units Payment”) and the balance will be paid in cash in accordance with the Company’s normal Director Fee payment procedures. In connection with an election to receive a Stock Units Payment, the Participant may elect an “Early Settlement Date” (as defined below) upon which the Stock Units will be settled in accordance with Section 10.6(d); provided, however, that upon termination of the Participant’s Service as a Director prior to the Early Settlement Date, settlement shall be made as provided in Section 10.6(d). Any “Early Settlement Date” elected by the Participant shall become irrevocable as provided in Section 10.3(b) and shall be December 1 of the third Plan Year following the Plan Year of the Stock Units Payment or December 1 of any subsequent Plan Year.

     10.3 Time and Manner of Election.

          (a) Time of Election. Each Nonemployee Director shall make an election pursuant to Section 10.2:

               (i) for the Initial Plan Year: prior to the earlier of (1) the date thirty (30) days following the Effective Date or (2) the Section 10 Effective Date;

               (ii) for each subsequent Plan Year: prior to the first day of such Plan Year; and

               (iii) in the case of a newly appointed or elected Nonemployee Director: on the date of such appointment or election for the remainder of the Initial Plan Year or subsequent Plan Year of appointment or election, as the case may be.

          (b) Election Irrevocable. An election pursuant to Section 10.2 shall become irrevocable as of the commencement of the Plan Year or portion thereof to which it applies.

          (c) Failure to Timely Elect. Any Nonemployee Director who fails to make an election in accordance with this Section for any Plan Year (or the Initial Plan Year, as the case may be) shall be deemed to have elected pursuant to Section 10.2 to receive Option Payments for fifty (50%) of the value of such Participant’s Director Fees earned during such Plan Year (or Initial Plan Year) and to receive the balance of such Participant’s Director Fees in cash in accordance with the Company’s normal Director Fee payment procedures.

          (d) Manner of Election. Each election in accordance with this Section shall be made on a form prescribed by the Company for this purpose and filed with the Chief Financial Officer of the Company.

     10.4 Automatic Grant of Director Fee Awards. Subject to the provisions of Sections 1.3, 3 and 5, effective as of the last day of each quarter during any Plan Year (or the Initial Plan Year, as the case may be), each Nonemployee Director shall be granted automatically

20

and without further action of the Committee a Director Fee Award in lieu of that portion of the Director Fees earned by the Participant during such quarter and specified by the Participant’s election under Section 10.2 for such Plan Year (or Initial Plan Year) and any fractional share amount carried over from the prior quarter as provided in Section 10.7 (the “Quarterly Director Fees”). In accordance with the Participant’s election under Section 10.2 for the Plan Year (or Initial Plan Year), the Director Fee Award shall be either in the form of an Option Payment pursuant to Section 10.5 or a Stock Units Payment pursuant to Section 10.6.

     10.5 Option Payment. Each Option Payment shall be in the form of a Nonemployee Director Option and shall be evidenced by an Award Agreement that shall specify the exercise price, the duration of the Nonemployee Director Option, the number of shares of Stock to which the Nonemployee Director Option pertains, and such other provisions as the Committee shall determine. No such Nonemployee Director Option or purported Nonemployee Director Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions of Section 6 to the extent not inconsistent with this Section and the terms and conditions set forth in Sections 10.5(a) through 10.5(d) below:

          (a) Exercise Price. The exercise price per share for each Nonemployee Director Option shall be fifty percent (50%) of the average of the Fair Market Values of a share of Stock for the ten (10) trading days preceding the effective date of grant of the Nonemployee Director Option.

          (b) Number of Shares Subject to Nonemployee Director Option. The number of shares of Stock subject to a Nonemployee Director Option shall be determined by the following formula (with any resulting fractional share being disregarded):

X = A / (B x 50%)

               where,

“X” is the number of shares subject to the Nonemployee Director Option;

“A” is the amount of Quarterly Director Fees in lieu of which the Option Payment is made; and

“B” is the average of the Fair Market Values of a share of Stock for the ten (10) trading days preceding the effective date of grant of the Nonemployee Director Option.

          (c) Exercise Period. Each Nonemployee Director Option shall be vested and exercisable on and after the date of grant of the Nonemployee Director Option and shall terminate and cease to be exercisable on the date ten (10) years after the date of grant of the Nonemployee Director Option, unless earlier terminated pursuant to the terms of the Plan or the Award Agreement.

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          (d) Effect of Termination of Service.

               (i) Nonemployee Director Option Grant. No Participant shall be granted a Nonemployee Director Option following the date on which such Participant’s Service as a Director terminates for any reason. All of such Participant’s Director Fees with respect to which Director Fee Awards have not been granted prior to the Participant’s termination of Service as a Director shall be paid in cash in accordance with the Company’s normal Director Fee payment procedures.

               (ii) Nonemployee Director Option Exercisability. Subject to earlier termination as otherwise provided herein, a Nonemployee Director Option shall remain exercisable after a Participant’s termination of Service at any time prior to the expiration of thirty-six (36) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

               (iii) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of a Nonemployee Director Option within the applicable time period set forth in Section 10.5(d)(ii) is prevented by the provisions of Section 12.1 below, the Nonemployee Director Option shall remain exercisable until thirty (30) days after the date the Participant is notified by the Company that the Nonemployee Director Option is exercisable, but in any event no later than the Option Expiration Date.

               (iv) Extension if Participant Subject to Section 16(b). Notwithstanding the foregoing, if a sale within the applicable time period set forth in Section 10.5(d)(ii) of shares acquired upon the exercise of the Nonemployee Director Option would subject the Participant to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Participant would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Participant’s termination of Service, or (iii) the Option Expiration Date.

     10.6 Stock Units Payment. Each Stock Units Payment shall be evidenced by an Award Agreement that shall specify the number of Stock Units to which such agreement pertains, the form and time of settlement of such Stock Units and such other provisions as the Committee shall determine. No such Stock Units Award or purported Stock Units Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions set forth in Sections 10.6(a) through 10.6(f) below:

          (a) Payment. No additional cash consideration shall be required upon settlement of a Stock Units Award.

          (b) Number of Stock Units Subject to Stock Units Award. The number of Stock Units subject to a Stock Units Award shall be determined by the following formula (with any resulting fractional Stock Unit being disregarded):

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X = A / B

               where,

“X” is the number of Stock Units subject to the Stock Units Award;

“A” is the amount of Quarterly Director Fees in lieu of which the Stock Units Payment is made; and

“B” is the average of the Fair Market Values of a share of Stock for the ten (10) trading days preceding the effective date of grant of the Stock Units Award.

          (c) Voting and Dividend Equivalent Rights. Participants shall have no voting rights with respect to shares of Stock represented by Stock Units until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). Prior to settlement of a Stock Units Award, such Award shall include the right to Dividend Equivalents, pursuant to which the Participant shall be credited with additional whole and/or fractional Stock Units as of the record date of any payment of cash dividends with respect to the Stock occurring prior to such settlement date. Such additional Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Stock Units originally subject to the Stock Units Award. The number of such whole and/or fractional Stock Units to be credited with respect to any Stock Units Award on the record date of any cash dividend paid on the Stock shall be determined by the following formula:

X = (A x B) / C

               where,

“X” is the number of whole and/or fractional Stock Units to be credited with respect to the Stock Units Award;

“A” is the amount of cash dividends paid on one share of Stock;

“B” is the number of whole and fractional Stock Units subject to the Stock Units Award as of the cash dividend record date; and

“C” is the Fair Market Value of a share of Stock on the cash dividend record date.

          (d) Settlement of Stock Units. Subject to the provisions of Section 12.1 below, the Company shall issue to the Participant, within thirty (30) days following the earlier of (i) the Early Settlement Date elected by the Participant with respect to the Stock Units Award or (ii) the date of termination of the Participant’s Service as a Director, a number of whole shares of Stock equal to the number of whole Stock Units subject to the Stock Units Award. Such shares of Stock shall not be subject to any restriction on transfer other than any such restriction as may

23

be required pursuant to Section 12.1 or any applicable law, rule or regulation. On the same settlement date, the Company shall pay to the Participant cash in lieu of any fractional Stock Unit subject to the Stock Units Award in an amount equal to the Fair Market Value on the settlement date of such fractional share of Stock.

          (e) Effect of Termination of Service. No Participant shall be granted a Stock Units Award following the date on which such Participant’s Service as a Director terminates for any reason. All of such Participant’s Director Fees with respect to which Director Fee Awards have not been granted prior to the Participant’s termination of Service as a Director shall be paid in cash in accordance with the Company’s normal Director Fee payment procedures.

          (f) Nontransferability of Stock Units. Prior to their settlement pursuant to Section 10.6(d), no Stock Units granted to a Participant shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except by will or by the laws of descent and distribution.

     10.7 Fractional Shares. No fractional shares of Stock shall be issued upon the exercise of any Nonemployee Director Option or settlement of any Stock Units. Any portion of a Participant’s Quarterly Director Fees subject to the Participant’s election under Section 10.2 representing a fractional share amount that would otherwise be paid in the form of an Option Payment or a Stock Units Payment shall instead be carried over and combined with the Quarterly Director Fees for the following quarter of the Plan Year (or Initial Plan year, as the case may be) or the subsequent Plan Year. Any such fractional share amount remaining upon termination of a Participant’s Service as a Director shall be paid to the Participant in cash, without interest.

SECTION 11. CHANGE IN CONTROL

     11.1 Effect of Change in Control. In the event of a Change in Control of the Company as defined in Section 11.3 below, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the “Acquiring Corporation”), shall either assume all outstanding Awards or substitute new Awards having an equivalent value for such outstanding Awards. In the event the Acquiring Corporation elects not to assume or substitute for such outstanding Awards, and provided that the Participant’s Service has not terminated prior to the effective date of the Change in Control (unless, with respect to Performance Shares or Performance Units, the Participant’s Service terminated by reason of the death, Disability or Retirement of the Participant), all unexercisable, unvested or unpaid portions of such outstanding Awards shall become immediately exercisable, immediately payable and vested in full immediately prior to the effective date of the Change in Control. For purposes of the preceding sentence:

          (a) the value of Performance Shares and Performance Units shall be determined and paid based upon the greater of (i) the extent to which the applicable Performance Goals have been attained during the Performance Period up to the effective date of the Change in Control or (ii) the pre-established 100% of target level with respect to each Performance Target comprising the applicable Performance Goals;

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          (b) any outstanding Stock Units Award not assumed or substituted for by the Acquiring Corporation shall be settled in accordance with Section 10.610.6(d) immediately prior to the effective date of the Change in Control; and

          (c) any Director Fees with respect to which the Company has not made either an Option Payment or a Stock Units Payment pursuant to Section 10 prior to the effective date of the Change in Control shall be paid in cash immediately prior to such effective date.

Any Options which are neither assumed or substituted for by the Acquiring Corporation nor exercised as of the date of the Change in Control shall terminate as of the effective date of the Change in Control.

     11.2 Termination of Service After a Change in Control. The Committee may, in its discretion, provide in any Award Agreement that if the Participant’s Service is terminated within twelve (12) months (or such other period specified by the Committee) following a Change in Control by reason of (a) the involuntary termination by the Participating Company Group of the Participant’s Service for any reason other than “Cause” (as such term is defined in the Award Agreement) or the Participant’s death or Disability, or (b) the Participant’s resignation for “Good Reason” (as such term is defined in the Award Agreement) from all capacities in which the Participant is then rendering Service to the Participating Company Group, then (i) the exercisability, vesting and payment of the outstanding Award held by such Participant shall be accelerated effective as of the date on which the Participant’s Service terminated to such extent, if any, as shall have been specified by the Committee and set forth in the Award Agreement, and (ii) the outstanding Option held by such Participant, to the extent unexercised and exercisable on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of six (6) months (or such other period of time specified by the Committee) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

     11.3 Definition. A “Change in Control” shall be deemed to have occurred in the event of:

          (a) an acquisition, consolidation, or merger of the Company with or into any other corporation or corporations, unless the stockholders of the Company retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the surviving or acquiring corporation or corporations; or

          (b) the sale, exchange, or transfer of all or substantially all of the assets of the Company to a transferee other than a corporation or partnership controlled by the Company or the stockholders of the Company; or

          (c) a transaction or series of related transactions in which stock of the Company representing more than thirty percent (30%) of the outstanding voting power of the Company is sold, exchanged, or transferred to any single person or affiliated persons leading to a change of a majority of the members of the Board.

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     The Board shall have final authority to determine whether multiple transactions are related and the exact date on which a Change in Control has been deemed to have occurred under subsections (a), (b), and (c) above.

SECTION 12. REQUIREMENTS OF LAW

     12.1 Compliance with Securities Law. The granting of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable laws, rules, and regulations, and to such approvals by any governmental agencies, securities exchanges or market systems as may be required. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

     12.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of California.

SECTION 13. TAX WITHHOLDING

     13.1 Tax Withholding In General. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy the Federal, state, local and foreign tax withholding obligations, if any, of any Participating Company with respect to any Award. The Company shall have no obligation to deliver shares of Stock or make any payment of cash under the Plan until such tax withholding obligations have been satisfied.

     13.2 Withholding of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Participating Company Group. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

SECTION 14. AMENDMENT AND TERMINATION OF PLAN

     14.1 Amendment and Termination of Plan. The Committee at any time may terminate, and from time to time, may amend, the Plan; provided, however, that no such amendment may be made without approval of the stockholders of the Company to the extent that the Committee deems such stockholder approval to be necessary or advisable for compliance

26

with applicable tax and securities laws or other regulatory requirements, including the requirements of any stock exchange or market system on which the Stock is then listed.

     14.2 Effect of Amendment or Termination. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule.

SECTION 15. MISCELLANEOUS PROVISIONS

     15.1 Beneficiary Designation. Each Participant may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to his or her estate.

     15.2 Rights as an Employee or Director. No individual, even though eligible pursuant to Section 3, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee or Director, or interfere with or limit in any way the right of a Participating Company to terminate the Participant’s Service at any time.

     15.3 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of a certificate for such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 5.3 or another provision of the Plan.

     15.4 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

     15.5 Unfunded Obligation. Any amounts payable to Participants pursuant to the Plan shall be unfunded obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any

27

Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

     15.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Committee or officers or employees of the Participating Company Group, members of the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Granite Construction Incorporated Amended and Restated 1999 Equity Incentive Plan as duly adopted by the Board on    , 2003, to be effective as of May 24, 2004, the date of approval by the stockholders of the Company.

GRANITE CONSTRUCTION INCORPORATED

Michael Futch, Secretary

28

PLAN HISTORY

March 17, 1999	Board adopts Plan, with an initial reserve of 2,500,000 shares.

May 24, 1999	Stockholders approve Plan, with an initial reserve of 2,500,000 shares. Plan becomes effective.

April 13, 2001	Payment date of 3 for 2 stock split in the form of a 50% stock dividend results in adjusted share reserve of 3,750,000 shares.

, 2003	Compensation Committee amends Plan to eliminate provision for special treatment of restricted stock upon participant retirement.

, 2003	Compensation Committee amends Section 10.5(d)(ii) of the Plan to provide for an exercise period of 36 months following a director’s termination of service.

, 2003	Board amends and restates the Plan, as the Amended and Restated 1999 Equity Incentive Plan to be effective as of the date of stockholder approval at the 2004 annual meeting, to extend the Plan’s term for an additional 10 years from the date of stockholder approval, to increase the share reserve by 500,000 shares to a total of 4,250,000 and to add restricted stock units as an authorized award.

May 24, 2004	Stockholders approve Amended and Restated Plan with a term of 10 years until May 24, 2014, and, in compliance with Treas. Reg. § 1.162-27(e)(4)(vi), the stockholders reapprove the material terms of the “performance goals” for purposes of Section 162(m) at the annual stockholders meeting occurring in the fifth year following the year in which the stockholders previously approved the performance goals.

IMPORTANT NOTE: Implementation of Section 8.6—deferral of RSU settlement	Upon establishment of a program pursuant to Section 8.6 for deferral of settlement of RSUs, determine whether such program will constitute a “top-hat” pension plan under ERISA. If so, file notice with Dept. of Labor under ERISA Reg. 2520.104-23 within 120 days of adoptions of resolutions by the Committee to establish the program to obtain exemption from reporting and disclosure requirements of ERISA.

IMPORTANT NOTE: IRC 162(m) 5 year	Because the Committee may change the targets under performance goals, Section 162(m) requires stockholder reapproval of the

reapproval of performance goals	material terms of performance goals no later than the annual meeting in the 5th year following the year in which the public company stockholders previously approved such material terms. Thus, reapproval will be required at the annual stockholder meeting in 2009. See Treas. Reg. 1.162-27(e)(4)(vi).

IMPORTANT NOTE: NYSE evergreen formula plan term limited to 10 years	Because the Plan has share add-back features, the NYSE stockholder approval rules require that the plan term not exceed 10 years without stockholder reapproval. See NYSE Listed Company Manual Sec. 303A(8) and FAQs Regarding New Rules on Stockholder Approval for Equity Compensation Plans posted on NYSE website, dated 12/16/2003.

PROXY
GRANITE CONSTRUCTION INCORPORATED

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints William G. Dorey and William E. Barton and each of them with full power of substitution to represent and to vote all the shares of stock in GRANITE CONSTRUCTION INCORPORATED which the undersigned is entitled to vote at Granite’s Annual Meeting of Stockholders of the Company to be held at the Embassy Suites, 1441 Canyon Del Rey, Seaside, California on May 24, 2004, at 10:30 a.m., local time, and at any adjournment thereof (1) as specified upon the proposals listed below and as more particularly described in Granite’s Proxy Statement dated April 19, 2004, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of Granite’s 2003 Annual Report.

Please date and sign your name exactly as it appears on the stock certificate representing your shares.	Date

Stockholder sign above	Co-holder (if any) sign above

A vote FOR proposals 1, 2 and 4 and AGAINST proposal 3 is recommended by the Board of Directors.		FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below
1.	ELECTION OF DIRECTORS	☐	☐
To elect Rebecca A. McDonald, George B. Searle and William G.Dorey as directors to hold office for a three-year term and until their respective successors are elected and have qualified.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name below.) Nominees: Rebecca A. McDonald, George B. Searle, William G. Dorey

		FOR	AGAINST	ABSTAIN
2.	To approve Granite’s 1999 Equity Incentive Plan, as amended and restated, in order to (1) extend the term of the Plan for an additional ten years ending May 24, 2014; (2) increase by 500,000 the number of shares of Common Stock authorized for issuance under the Plan; (3) authorize the issuance of restricted stock units and (4) preserve our ability to deduct in full certain plan-related compensation under Section 162(m) of the Internal Revenue Code.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To vote on the stockholder proposal, if properly presented at the meeting, requiring an independent director who has not served as Chief Executive Officer of Granite to serve as Granite’s Chairman of the Board.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	To ratify the appointment of PricewaterhouseCoopers LLP as Granite’s independent auditor for the fiscal year ending December 31, 2004.	☐	☐	☐

5.	With discretionary authority, upon such other matters as may properly come before the meeting. The persons making this solicitation know at this time of no other matters to be presented at the meeting.

The shares represented hereby shall be voted as specified. If no specification is made, such shares will be voted in favor of Proposals 1, 2 and 4, and against Proposal 3.

IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THIS PROXY IN THE ENCLOSED RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.

— Detach above card, sign, date and mail in postage paid envelope provided. —
GRANITE CONSTRUCTION INCORPORATED

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED BEFORE IT IS VOTED.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

Registrar and Transfer

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	PROXY GRANITE CONSTRUCTION INCORPORATED

ALLOCATED SHARES VOTING DIRECTIVE CARD FOR ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby directs BNY Western Trust Company as Trustee of the GRANITE CONSTRUCTION Employee Stock Ownership Plan (the “Plan”) to vote all of the allocated shares of stock of GRANITE CONSTRUCTION INCORPORATED beneficially held for the undersigned by the Plan at Granite’s Annual Meeting of Stockholders to be held at the Embassy Suites, 1441 Canyon Del Rey, Seaside, California on May 24, 2004, at 10:30 a.m., local time, and at any adjournment thereof (1) as specified upon the proposals listed below and as more particularly described in Granite’s Proxy Statement dated April 19, 2004, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of Granite’s 2003 Annual Report.

Please date and sign your name exactly as it appears on the stock certificate representing your shares.
Date

Stockholder sign above	Co-holder (if any) sign above

A vote FOR proposals 1, 2 and 4 and AGAINST proposal 3 is recommended by the Board of Directors.		FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below
1.	ELECTION OF DIRECTORS
	To elect Rebecca A. McDonald, George B. Searle and William G. Dorey as directors to hold office for a three-year term and until their respective successors are elected and have qualified.	☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name below.) Nominees: Rebecca A. McDonald, George B. Searle, William G. Dorey

		FOR	AGAINST	ABSTAIN
2.	To approve Granite’s 1999 Equity Incentive Plan, as amended and restated, in order to (1) extend the term of the Plan for an additional ten years ending May 24, 2014; (2) increase by 500,000 the number of shares of Common Stock authorized for issuance under the Plan; (3) authorize the issuance of restricted stock units and (4) preserve our ability to deduct in full certain plan-related compensation under Section 162(m) of the Internal Revenue Code.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To vote on the stockholder proposal, if properly presented at the meeting, requiring an independent director who has not served as Chief Executive Officer of Granite to serve as Granite’s Chairman of the Board.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	To ratify the appointment of PricewaterhouseCoopers LLP as Granite’s independent auditor for the fiscal year ending December 31, 2004.	☐	☐	☐

5.	With discretionary authority, upon such other matters as may properly come before the meeting. The persons making this solicitation know at this time of no other matters to be presented at the meeting.

The shares represented hereby shall be voted as specified. If no specification is made, I authorize the Plan’s Committee to direct the Trustee how to vote these shares.

IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THIS PROXY IN THE ENCLOSED RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.

▲ Detach above card, sign, date and mail in postage paid envelope provided. ▲

GRANITE CONSTRUCTION INCORPORATED

IMPORTANT: PLEASE SIGN, DATE AND MAIL PROMPTLY THE ALLOCATED SHARES VOTING DIRECTIVE CARD IN THE ENCLOSED RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. If you fail to return your voting directive card to the Trustee by May 20, 2004, you will be deemed to have authorized the Plan’s Committee to direct the Trustee how to vote these shares. As a participant in the Granite Construction Employee Stock Ownership Plan (the “Plan”), you are entitled to vote your allocated portion of the shares of the common stock held in the Plan. Your voting direction submitted to the BNY Western Trust Company, Trustee of the Plan, will be confidential.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED BEFORE IT IS VOTED.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	PROXY GRANITE CONSTRUCTION INCORPORATED

UNALLOCATED SHARES VOTING DIRECTIVE CARD FOR ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby directs BNY Western Trust Company as Trustee of the GRANITE CONSTRUCTION Employee Stock Ownership Plan (the “Plan”) to vote the undersigned participant’s pro rata portion of the unallocated shares of stock of GRANITE CONSTRUCTION INCORPORATED beneficially held for the undersigned by the Plan at Granite’s Annual Meeting of Stockholders to be held at the Embassy Suites, 1441 Canyon Del Rey, Seaside, California on May 24, 2004, at 10:30 a.m., local time, and at any adjournment thereof (1) as specified upon the proposals listed below and as more particularly described in Granite’s Proxy Statement dated April 19, 2004, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of Granite’s 2003 Annual Report.

Please date and sign your name exactly as it appears on the stock certificate representing your shares.
Date

Stockholder sign above	Co-holder (if any) sign above

A vote FOR proposals 1, 2 and 4 and AGAINST proposal 3 is recommended by the Board of Directors.		FOR all nominees listed below (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed below
1.	ELECTION OF DIRECTORS To elect Rebecca A. McDonald, George B. Searle and William G. Dorey as directors to hold office for a three-year term and until their respective successors are elected and have qualified.	☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name below.) Nominees: Rebecca A. McDonald, George B. Searle, William G. Dorey

		FOR	AGAINST	ABSTAIN
2.	To approve Granite’s 1999 Equity Incentive Plan, as amended and restated, in order to (1) extend the term of the Plan for an additional ten years ending May 24, 2014; (2) increase by 500,000 the number of shares of Common Stock authorized for issuance under the Plan; (3) authorize the issuance of restricted stock units and (4) preserve our ability to deduct in full certain plan-related compensation under Section 162(m) of the Internal Revenue Code.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To vote on the stockholder proposal, if properly presented at the meeting, requiring an independent director who has not served as Chief Executive Officer of Granite to serve as Granite’s Chairman of the Board.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
4.	To ratify the appointment of PricewaterhouseCoopers LLP as Granite’s independent auditor for the fiscal year ending December 31, 2004.	☐	☐	☐

5.	With discretionary authority, upon such other matters as may properly come before the meeting. The persons making this solicitation know at this time of no other matters to be presented at the meeting.

The shares represented hereby shall be voted as specified. If no specification is made, I authorize the Plan’s Committee to direct the Trustee how to vote these shares.

IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THIS PROXY IN THE ENCLOSED RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.

▲ Detach above card, sign, date and mail in postage paid envelope provided. ▲

GRANITE CONSTRUCTION INCORPORATED

IMPORTANT: PLEASE SIGN, DATE AND MAIL PROMPTLY THE ALLOCATED SHARES VOTING DIRECTIVE CARD IN THE ENCLOSED RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. If you fail to return your voting directive card to the Trustee by May 20, 2004, you will be deemed to have authorized the Plan’s Committee to direct the Trustee how to vote these shares. As a participant in the Granite Construction Employee Stock Ownership Plan (the “Plan”), you are entitled to vote your allocated portion of the shares of the common stock held in the Plan. Your voting direction submitted to the BNY Western Trust Company, Trustee of the Plan, will be confidential.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED BEFORE IT IS VOTED.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

    PROXY TABULATOR
    P.O. BOX 9132
    HINGHAM, MA 02043-9132

▼ Please fold and detach card at perforation before mailing ▼

GRANITE CONSTRUCTION INCORPORATED
Shares Voting Directive Card for Annual Meeting of Stockholders

The undersigned hereby directs Putnam Fiduciary Trust Company, as Trustee of the Granite Construction Retirement Savings Plan, to vote all the shares of stock in GRANITE CONSTRUCTION INCORPORATED (“Granite”) beneficially held for me by the Plan at Granite’s Annual Meeting of Stockholders to be held at the Embassy Suites, 1441 Canyon Del Rey, Seaside, California on May 24, 2004, at 10:30 a.m., local time, and at any adjournment thereof (1) as specified upon the proposals listed on the reverse side of this card and as more particularly described in Granite’s Proxy Statement dated April 19, 2004, receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company’s 2003 Annual Report to Stockholders.

↓ Dated: , 2004

The shares represented here shall be voted as specified. IF NO SPECIFICATION IS MADE I AUTHORIZE THE PLAN’S COMMITTEE TO DIRECT THE TRUSTEE HOW TO VOTE THESE SHARES.

Signature of Stockholder* (Sign in the Box)

*(Please sign your name exactly as it appears on the stock certificate representing your shares.)

↓

IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED SHARES VOTING DIRECTIVE CARD IN THE ENCLOSED RETURN ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. If the Trustee has not received your voting directive card by May 20, 2004, the Plan’s Committee will direct the Trustee how to vote these shares. As a participant in the Granite Construction Retirement Savings Plan (“the Plan”), you are entitled to vote your shares of the Common Stock held in the Plan. Your voting direction submitted to Putnam Fiduciary Trust Company, Trustee of the Plan, will be confidential.

▼ Please fold and detach card at perforation before mailing ▼

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒
PLEASE DO NOT USE FINE POINT PENS.

↓	↓

		FOR all nominees listed at left (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at left

A vote FOR Proposals 1, 2, & 4 and AGAINST Proposal 3 is recommended by the Board of Directors:		☐	☐
1.	ELECTION OF DIRECTORS
To elect Rebecca A. McDonald, George B. Searle and William G. Dorey as directors to hold office for a three year term and until their respective successors are elected and have qualified.
Nominees: Rebecca A. McDonald, George B. Searle, William G. Dorey

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee’s name on the space provided above.)

2.	To approve the amendment to the Granite Construction Incorporated 1999 Equity Incentive Plan, as amended and restated, in order to (1) extend the term of the Plan for an additional ten years ending May 24, 2014; (2) increase by 500,000 the number of shares of Common Stock authorized for issuance under the Plan; (3) authorize the issuance of restricted stock units and (4) preserve our ability to deduct in full certain performance-based awards under Section 162(m) of the Internal Revenue Code.

3.	To vote on a stockholder proposal, if properly presented at the meeting, requiring an independent director who has not served as Chief Executive Officer of Granite to serve as Granite’s Chairman of the Board.

4.	To ratify the appointment of PricewaterhouseCoopers LLP as Granite’s independent auditor for the fiscal year ending December 31, 2004.

5.	With discretionary authority, upon such other matters as may properly come before the meeting. The persons making this solicitation know at this time of no other matters to be presented at the meeting.

FOR	AGAINST	ABSTAIN

☐	☐	☐

☐	☐	☐

☐	☐	☐

☐	☐	☐

PLEASE SIGN ON REVERSE SIDE

↓	↓